                                                                   annual report
                                                               December 31, 1997





AMERICAN                International Equity Fund
ODYSSEY
                        Emerging Opportunities Fund

                        Core Equity Fund

                        Long-Term Bond Fund

                        Intermediate Term Bond Fund

                        Short-Term Bond Fund





                                        [LOGO    AMERICAN
                                       APPEARS   ODYSSEY(R)
                                        HERE]    ==========
                                                 F U N D S

Dear American Odyssey Fund Participants:

I am pleased to present you with the American Odyssey Funds Annual Report. As we approach the fifth anniversary of the American Odyssey Funds, we are proud to report that they now have assets in excess of $1.3 billion from the retirement savings programs of over 89,000 participants. We at American Odyssey Funds Management, Inc. (AOFMI) believe that the strong, sustained growth of the Funds are a reflection of the energy we devote to making sure that performance is delivered in a manner that is consistent with the fund's investment objectives.

In 1997, there were a number of notable events related to the American Odyssey Funds. As you may know, AOFMI added a second subadviser to the Emerging Opportunities Fund. The introduction of Cowen Asset Management helped to increase the capacity of the fund while bringing a new, complimentary style to the Fund. Since inception, the Emerging Opportunities Fund has produced an annualized return of 11.45%. Speaking of consistency, the Long-Term Bond, Core Equity and International Equity Funds all performed well in 1997 with performances of 12.01%, 31.67% and 5.04% respectively. Additionally, the Long Term Bond Fund and International Equity Fund have both exceeded their benchmarks for the year and on an annualized basis since the inception of the Funds.

AOFMI is pleased to provide you with more complete performance information including the investment summaries and financial highlights that can be found in the pages that follow. It is our hope that this data will help you to understand how your retirement savings are invested.

Thank you once again for your continued participation in the American Odyssey Funds. We look forward to serving your investment needs now and in the future.


                                       Very truly yours,



                                       ROBERT C. DUGHI
                                       Chairman of the Board and President
                                       American Odyssey Funds Management, Inc.

                  AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     The American Odyssey International Equity Fund returned 5.04% for the year ended December 31, 1997. The MSCI EAFE Index returned 2.06% for the same period.

     Global equity markets--with the notable exception of Southeast Asia and the Far East--performed very strongly during 1997. Underpinning the strong stock market performances was the almost universal phenomenon of steady economic growth and low inflation which for the last three years now have been the springboard for rising share prices.

     Europe in general did well during the year on the back of lower interest rates, increasing signs of economic recovery and evidence that management was paying greater attention to shareholders' interests. Despite the fallout from the Asian crisis European equity markets rallied to finish 1997 with a display of strength. The Swiss bourse was the best performing Continental European market over the year, although good showings were also registered by the Dutch and German exchanges. In the U.K., strong corporate earnings results, particularly from the financial services sector and the expectation of corporate restructuring, proved to be the foundation for a solid year in the equity market.

     The seven worst performing equity markets during 1997 were all located in Asia which witnessed a succession of economic and political crises during the second half of the year. In the early part of the year, Japan managed to gain 22% during the second quarter. This increase occurred in spite of the disarray in the country's financial sector and the poor state of the domestic economy. However, the gain proved to be short lived and, during the second half of the year, Japan suffered from the fallout of the currency and political crises which started in Thailand in May and continued across Southeast Asia and into the Far East during the remainder of the year.

     Across the world the prevailing low interest rate environment has been one of the main linchpins of equity market strength. Accordingly, on a thematic basis, the Positive Banking Environment theme added significant value to the portfolio in 1997. U.K.-quoted Barclay's Plc performed very well during the second half of the year and was the biggest contributor to the theme's overall performance. The upward move was prompted by the release in August of bigger-than-expected pre-tax profits and the simultaneous announcement of an expanded share buy-back program. Banco de Santander also benefited from good-earnings news during the first half of the year. Later it announced the sale of its stake in the U.S. Bank, First Union, and said that it plans to use the proceeds to strengthen its provisions and capital ratios following an ambitious acquisition drive in Latin America.

     The Healthcare Needs theme was a positive contributor to the portfolio over the year. The top performer in this theme was the fund's largest holding, Novartis. In its first full year since its formation by the merger of Ciba Geigy and Sandoz, it became apparent that the benefits of the alliance were having a much quicker-than-anticipated impact on performance. Glaxo Wellcome Plc was an impressive performer during 1997, even though its best-selling drug, Zantac, has come off patent. This is because new drugs to treat asthma, AIDS and migraine, among others, are expected to increase Glaxo's sales by 50% per annum over the next few years. Additionally, the company's research and development pipeline is well primed.

     On the negative side, themes with companies quoted in, or with earnings exposure to Southeast Asia and the Pacific Basin, suffered during the year. Examples of these themes are Infrastructural Development and Expanding Financial Services in Developing Markets. Another poor performer was the Increased Consumer Spending in the Pacific Basin theme, which saw companies such as Indonesia-quoted HM Sampoerna and Philippines-quoted San Miguel Corp. hurt by the fallout from the regional crisis.

     Nevertheless, consumer oriented stocks in the Leading Consumer Franchises theme did perform well during the year. The largest holding in this theme, B.A.T. Industries made news in the fourth quarter when it announced a merger between its financial services divisions and Zurich Insurance Group, ending the company's year-long search for a means to release value for shareholders. The proposed merger will create an insurance giant with a market capitalization of approximately $37.3 billion, which would make the new entity the second largest insurer in Europe. The merger of Guinness and Grand Metropolitan was completed in December and the new company which is called Diageo Plc is now the world's largest drinks company.

     Although on a macro-economic level Japan has, thus far, failed to deal with the problems facing it, selective Japanese companies have bitten the bullet in recent years and have restructured their operations. These companies have delivered strong earnings growth, despite the worsening GDP forecasts for the country as a whole. Consequently, during the second half of 1997 we have invested in a number of Japanese companies which on a relative valuation basis look attractive compared to their global peers. We continue to monitor other Japanese companies for value opportunities.

Bank of Ireland Asset Management (U.S.) Limited
Investment Subadviser to the American Odyssey International Equity Fund

             COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX




                            International Equity Fund          MSCI EAFE
                            -------------------------          ---------
5/31/93                             10,000                       10,000
6/30/93                              9,819                        9,900
9/30/93                             10,210                       10,512
12/31/93                            11,980                       10,570
3/31/94                             11,220                       10,946
6/30/94                             11,110                       11,514
9/30/94                             11,590                       11,532
12/31/94                            11,144                       11,423
3/31/95                             11,267                       11,644
6/30/95                             12,158                       11,737
9/30/95                             13,101                       12,236
12/31/95                            13,260                       12,741
3/31/96                             14,013                       13,118
6/30/96                             14,348                       13,335
9/30/96                             14,714                       13,255
12/31/96                            16,159                       13,551
3/31/97                             16,400                       13,392
6/30/97                             17,755                       15,140
9/30/97                             17,985                       15,043
12/31/97                            17,126                       13,875

                 AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     The American Odyssey Emerging Opportunities Fund returned 6.78% for the year ended December 31, 1997. The Russell 2500 Index returned 24.36% for the same period.

     The following commentary has been provided by Wilke/Thompson Capital Management, Inc., co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Wilke/Thompson managed 54% of the portfolio as of December 31, 1997.

     The past year was a very rewarding yet complex one for investors as it began with questions about the direction of interest rates and concluded with uncertainty about the impact of the East Asian currency crisis on the domestic economy. Value stocks of all sizes and large cap growth stocks generally were in favor, while small and mid cap growth stocks were not. Against this backdrop, the Emerging Opportunities Fund provided positive returns for our clients in 1997, but underperformed its respective benchmarks. Most of the relative underperformance versus our benchmarks can be traced to a very poor first quarter. Though we are disappointed with our relative performance, we are encouraged about the last nine months.

     In fact, the market generally widened out in the last nine months of the year. By the third quarter, many stock market watchers thought the market was actually starting to favor smaller and mid cap growth stocks. We tried to caution our clients that the market was widening but that large cap leadership had been in place for years and a true change could take quite a while. We also suggested the change could be accompanied by greater financial uncertainty and increased market volatility and that something would be pointed to as a watershed event to mark the change. The financial difficulties in Asia may well be the event to mark that change. Initially, it has caused the larger, multi-national stocks to be in relative favor as a way of deploying dollars in the U.S. Equity markets. Though this is not surprising, we believe the Asian financial difficulties are likely to cause a slowing in economic activity. Large, multi-national companies are most exposed to this impact, making it even more difficult for them to post the kind of strong earnings growth they achieved over the last few years.

     In the fourth quarter, many companies with exposure to Asia felt the impact of the recent events in Eastern Asia. Even companies not directly exposed to this area, such as personal computer distributors, experienced price declines in their stock prices. While Wilke/Thompson owns few companies with direct exposure to the Asian markets, the impact was felt by companies whose business is tangentially related to this region. In particular, our Distribution and Electronics/Semiconductor sectors were particularly weak in the fourth quarter. Although the portfolio remains fundamentally sound, it is not immune from such broader market impacts. Bolstered by the announced acquisition of Quality Foods, the Retailing sector of the portfolio demonstrated particular strength during the fourth quarter.

     Certain factors are coming together which will make it more difficult for many companies in the broad indices to post strong earnings gains in 1998. Increased spending to correct the so-called Y2K (year 2000) problem in computer systems will result in rising costs for many companies.

Shortages of trained workers in various fields is putting upward pressure on wage rates. At the same time, continued low inflation and increased global competition is limiting companies' ability to pass through these rising costs in the form of higher prices. The result: declining profit margins, which when combined with slower economic activity, make earnings growth increasingly more difficult for many companies. In this type of environment, stable, steady growth companies in which we invest look attractive and perform best. We believe we are entering a period when growth will be more difficult for the average company, and the real, consistent growth companies will be recognized. In this type of environment, fundamental research on individual companies is rewarded and the Emerging Opportunities Fund should perform well.

     The following commentary has been provided by Cowen Asset Management, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Cowen Asset Management managed 46% of the portfolio as of December 31, 1997.

     In 1997 the small capitalization market continued to underperform the large cap market averages. Although this phenomenon showed signs of abating last summer, it reemerged in the fall with the stock market sell-off in October. After Asian stock markets plummeted, foreign investors once again sought liquidity in the largest brand name U.S. corporations, virtually ignoring smaller domestic companies. With large cap companies at historically high valuations, coupled with their slowing growth rates, small cap stocks are now even more attractively valued, setting the stage for better small cap performance.

     Our investment process looks to identify companies that are undervalued in the marketplace. In some cases, companies that are rebuilding and adding to their business values are recognized by other companies before they are recognized by the marketplace. During 1997, our portfolio held Louisiana Land, Dreco Energy, Healthdyne and Universal Hospital which were all acquired. Although the portfolio employs a bottom-up strategy focusing on company specifics, it is not unusual to have large positions in the portfolio invested in certain sectors. That continued to be the case in 1997.

     Energy - continues to be the largest sector in the portfolio. Exploration and production companies, oil service and drillers all appreciated in value through mid 1997. The valuation and performance disparity between large- and small-capitalization stocks is vividly demonstrated in the energy area. In 1997, the large multi-national companies were up 22% compared to a 3% decline for the small domestic producers. Yet, our small-capitalization domestic group is producing 10%+ gains in reserves and cash flows this year and next, compared to flat production growth for the majors. Currently, our small-capitalization exploration and production companies are now selling at about five times cash flow, which is at the low end of historical valuations.

     Health Care - is our second largest sector weighting. Two niche HMOs, Sierra Health Services, Inc. (up 37% in `97) and Mid Atlantic Medical Services (flat for the year), the most important providers in their regions, offer good value and growth potential to our portfolio. We also believe another health care area, the generic drug sector, has a strong tailwind to its back. Over $1 billion of pharmaceuticals came off patent per year during the last 5 years and over $2 billion annually will come off patent during the next 5 years. Mylan Labs, Inc. (up 27%) and Alpharma, Inc. (up 56%) are our two generic drug choices.

     Electric Utilities - At the same time, electric utilities are so down-trodden that even most value buyers won't bite. An overweighting in this sector, which was one of the best returning sectors in the Russell 2000 in 1997, was a positive contributor to overall performance. With a high relative yield and with relative price-to-earnings ratios and price-to-book values at all time lows, the industry presented exciting investment potential as these characteristics reside in the last industry to be deregulated. We believe we have found several special electric utility situations that will benefit from performance based regulation as well as offer good upside potential through consolidation and future growth. Our largest utility holding is Niagara Mohawk Power Corp., which should benefit from restructuring and state regulators approving a program to recapture stranded costs.

     Cable Television - After some years of underperformance, the cable television industry made a comeback in 1997. The stocks were selling at attractive valuations and we felt that catalysts were visible to warrant investment in selected companies such as Cablevision Systems Corp. (up over 200% in 1997), Comcast Corp. (up 77%), and TCA Cable TV, Inc. (up 50%). We saw cable as a direct link into the home, a hidden asset that could be transformed and magnified by technology and the Internet. After we invested in these stocks, Microsoft recognized this as well by investing in Comcast Corp. During the year, as the cable companies finally were able to get price increases, their steady cash flows became even more attractive in a lower interest rate environment.

     Special Situations - In addition, as always we have numerous special situations where we have identified catalysts that should lead to an improvement in their capital returns. These improvements in return on capital should lead to higher stock market valuations for these companies and/or attract other companies that will recognize their basic business value and growth potential. Some of these special situations include Tasty Baking, Lo-Jack Corp., and Dravo Corp.

     We believe the dynamics are in place for a resumption of small cap outperformance of large cap stocks. While we saw a glimmer of small cap outperformance this summer, the resumption of the long-term relationship has been delayed due to the Southeast Asian crisis but will ultimately not be disproved. We have great enthusiasm for our portfolio and are adhering to our investment discipline of searching for companies at attractive valuations poised for growth.

Russell 2500 is a registered trademark of Frank Russell Company

             COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                            AND RUSSELL 2500 INDEX



                   EMERGING OPPORTUNITIES            RUSSELL 2500
                   ----------------------            ------------
05/31/93                  10,000                        10,000
06/30/93                   9,770                        10,104
09/30/93                  10,190                        10,815
12/31/93                  10,940                        11,012
03/31/94                  10,990                        10,767
06/30/94                  10,340                        10,387
09/30/94                  11,550                        11,131
12/31/94                  12,000                        10,895
03/31/95                  12,506                        11,700
06/30/95                  14,584                        12,744
09/30/95                  16,266                        13,568
12/31/95                  15,867                        14,349
03/31/96                  16,353                        15,191
06/30/96                  16,891                        15,823
09/30/96                  17,387                        16,179
12/31/96                  15,361                        17,080
03/31/97                  13,329                        16,510
06/30/97                  15,514                        19,004
09/30/97                  17,477                        21,732
12/31/97                  16,432                        21,243

                        AMERICAN ODYSSEY CORE EQUITY FUND

         The American Odyssey Core Equity Fund returned 31.67% for the year ended December 31, 1997. The S&P 500 Index returned 33.36% for the same period.

         Last year was a surprisingly strong year for the U.S. capital markets. The Dow Jones rose by over 23% while returns to the S&P 500 Index, a broader gauge of equity performance, topped 33%. This robust showing, which was the third consecutive year of strong equity results, was fueled by ongoing strength in the domestic economy with record low levels of unemployment yet little evidence of an inflationary pick-up. The rise in the equity markets was further bolstered by continuing cash flows into mutual fund investments. As the "Baby Boom" generation nears retirement it has finally awakened to the need for savings, and this has funded much of the appreciation in the capital markets over the past several years.

         Capital market performance last year was not without its "fits and starts". Throughout 1997 significant gyrations in returns occurred, fueled in part by rotations among sectors. The inherent stepped-up volatility was only exacerbated by the turmoil in many of the Asian markets which began in the second half of the year.

         Performance in 1997 for the American Odyssey Core Equity Fund was good, with returns just shy of market results. The most positive sector contributors last year included banks and other financial stocks, technology, and consumer cyclicals. Individual top performers included: H.F. Ahmanson & Co. which benefited from the improving California economy plus the favorable industry trends of deregulation and consolidation; Salomon, which appreciated substantially due to its acquisition by Travelers; Compaq benefited from strong earnings momentum as improved product mix and market share gains in personal computers spurred profit growth; Bristol Myers Squibb Co. showed steady earnings gains and demonstrated an improved drug pipeline; and rounding out the top five was Ford Motor Co., which gained due to successful new products and a restructured portfolio of businesses focused more on its core competencies. Among the portfolio's least favorable contributors last year were Columbia/HCA Healthcare, Foster Wheeler Corp, International Paper Co., Motorola, Inc., and MCI Communications.

         The equity markets are currently under pressure stemming from concerns over the negative impact on the U.S. economy from the woes in Asia. We believe this situation will stabilize as self-imposed discipline and outside financial assistance results in first the calming, and then the improvement, of the Asian economies. Nonetheless, we expect other factors to lead to a slowing in domestic economic growth.

         The American Odyssey Core Equity Fund continues to have a higher than market weighting in the financial sectors as we expect these stocks will realize ongoing benefits from industry deregulation. In recent months we have restructured the Fund for a more defensive posture by lowering its exposure to the more volatile technology sector and raising weights in the utilities. Specifically, we have sold Intel and Compaq (both of which were very positive contributors to performance) and have purchased GTE Corporation, PG&E Corp., and Consolidated Edison of N.Y., Inc. The effect of these actions has reduced the exposure to Asia, thereby lowering portfolio risk, and has increased the dividend yield. There are no other significant over- or underweighted sector bets in the portfolio, which continues to be structured to maintain the characteristics of our value style.

Equinox Capital Management, Inc.
Investment Subadviser to the American Odyssey Core Equity Fund

S&P is a registered trademark of Standard & Poor's Corporation

             COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERICAN ODYSSEY CORE EQUITY FUND
                               AND S&P 500 INDEX


                                  CORE EQUITY         S&P 500
                                  -----------         -------
5/31/93                             10,000             10,000
6/30/93                             10,140             10,029
9/30/93                             10,380             10,288
12/31/93                            10,392             10,527
3/31/94                             10,151             10,124
6/30/94                             10,181             10,167
9/30/94                             10,503             10,663
12/31/94                            10,287             10,666
3/31/95                             11,166             11,704
6/30/95                             12,301             12,821
9/30/95                             13,405             13,840
12/31/95                            14,253             14,674
3/31/96                             15,131             15,461
6/30/96                             15,484             16,153
9/30/96                             15,922             16,652
12/31/96                            17,555             18,043
3/31/97                             17,606             18,532
6/30/97                             20,301             21,768
9/30/97                             22,669             23,378
12/31/97                            22,916             24,070

                     AMERICAN ODYSSEY LONG-TERM BOND FUND

         The American Odyssey Long-Term Bond Fund returned 12.01% for the year ended December 31, 1997. The Salomon Core +5 Index returned 10.65% for the same period.

         The American Odyssey Long-Term Bond Fund's return exceeded its benchmark return in 1997, as portfolio strategies produced generally positive results. The portfolio's long duration posture throughout the period was rewarded as interest rates fell substantially over the course of the year. Yield curve positioning was also a significant contributor to performance, since the portfolio was well-positioned for each of the three major yield curve shifts which occurred during the year, i.e., a flattening of the yield curve in the first quarter, a steepening of the yield curve in the second quarter, and a dramatic flattening in the fourth quarter. A modest underweighting to the mortgage sector detracted marginally from returns as spreads narrowed over the course of the year, but selected corporate holdings, particularly those in the cable and media sectors, enjoyed very strong performance and on balance contributed to returns. The portfolio's holdings of inflation-indexed bonds, which were intended to provide a hedge to the portfolio's long duration exposure, detracted from performance (as expected) as real interest rates rose alongside declining inflation expectations.

         Although the economy proved stronger than our expectations throughout the year, inflation did not. Indeed, the dominant feature on the domestic economic landscape was a significant decline in inflation and inflation expectations in the first half of the year. Whereas strong growth had pushed up bond yields the prior year, due to fears that excessive growth would eventually prove inflationary, these fears were overwhelmed in 1997 by persistent and strong evidence that inflation pressures remained firmly under control. This view was strengthened during the course of the second half of the year following an outbreak of devaluations and economic disruptions throughout the Asian countries. By the end of the year, inflation was well under 2%, and falling, and long-term interest rates had reached historic lows. Though the economy showed some signs of softening towards the end of the year, on balance it recorded fairly healthy rates of growth without displaying any signs of overheating.

       The major story of 1997 was the collapse of Asian currencies, but the little known but equally major story leading up to the Asian crisis was a dramatic, but stealthy, tightening of U.S. monetary policy. This took place in two stages: 1) the Fed's decision to raise short-term rates as inflation fell from 3% to 1.5% in the first half of the year, and 2) their decision to not respond to the waves of Asian devaluations in the second half of the year. These actions resulted in a significant rise in real interest rates (as nominal rates rose and inflation fell), and an unsatisfied surge in demand for dollar liquidity. The tightening was confirmed by evidence of a worldwide dollar scarcity, manifested in falling commodity and precious metals prices, a strengthening dollar, and a significant flattening of the yield curve.

       Going forward, we believe that the big story in 1998 is likely to be the unwinding of the monetary tightening that occurred in 1997. Forward indicators of inflation still reflect monetary tightness, and a realistic assessment of core inflation would probably place it at close to zero currently. Thus it is unlikely that the declines in interest rates to date will be enough to ward off the deflation hobgoblins which appear to be circling ever nearer these days. Consequently, we expect the Fed to shift to an easing mode within the next several months. However, it is unlikely to make any significant moves until the labor market shows clear signs of softening, or until some Asian-style financial flu strikes closer to home.

       Consequently, we remain long our benchmark's duration in anticipation of further declines in interest rates, but with a degree of caution which recognizes that valuations are not as attractive as they have been, and that the economy may begin to respond to the rather sharp decline in interest rates we've seen in the past nine months. We are targeting a more bulleted/less barbelled exposure to the yield curve, since Fed easing has the potential to steepen the yield curve by lowering short-term rates significantly, while at the same time slowing the decline in long-term rates.


Western Asset Management Company
Investment Subadviser to the American Odyssey Long-Term Bond Fund

             COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                        AND SALOMON CORE +5 BOND INDEX


                         LONG-TERM BOND             SALOMON CORE +5
                         --------------             ---------------
05/31/93                     10,000                     10,000
06/30/93                     10,370                     10,221
09/30/93                     10,960                     10,524
12/31/93                     11,072                     10,513
03/31/94                     10,655                     10,152
06/30/94                     10,365                     10,024
09/30/94                     10,375                     10,065
12/31/94                     10,433                     10,130
03/31/95                     11,055                     10,700
06/30/95                     11,868                     11,463
09/30/95                     12,124                     11,703
12/31/95                     12,773                     12,283
03/31/96                     12,179                     11,982
06/30/96                     12,203                     12,023
09/30/96                     12,434                     12,256
12/31/96                     12,947                     12,677
03/31/97                     12,711                     12,564
06/30/97                     13,289                     13,079
09/30/97                     13,851                     13,571
12/31/97                     14,445                     14,027

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

         The American Odyssey Intermediate-Term Bond Fund returned 7.50% for the year ended December 31, 1997. The Lehman Government/Corporate Intermediate Bond Index returned 7.87% for the same period.

         Strong economic growth early in 1997 caused the Federal Reserve Board to raise the Federal Funds target rate 25 basis points to 5.50% at its March 25th meeting. This was the first increase since January 1995. Inflation has remained well contained with oil prices falling, the dollar very strong, and most other commodity prices showing little change.

         The second quarter began with weak financial markets. However, as the markets bottomed in April and roared in May and June, investor fears of further interest rate increases subsided. Investors seemed to have had a growing conviction that we were in a new era where inflation could stay low despite low levels of unemployment not seen since 1973.

         In the third quarter, the pace of economic growth continued to moderate and financial markets enjoyed a strong rally which continued through June. However, as interest rates rose in August as a result of strong employment figures in July, expectations of second half growth were lowered. With the pace of consumer spending slowing in September, investors became less concerned about further interest rate increases. This feeling was bolstered by a weakening Japanese economy which has the effect of reducing U.S. growth by reducing exports and providing cheaper imports.

         The fourth quarter of 1997 was disastrous in Asia. Problems that originated in Thailand spread quickly to Malaysia, Indonesia, and Korea. Fortunately, our exposure to Asia was eliminated earlier in the year. Prices of certain Korean debt dropped as much as 35% from their highs as questions arose about their ability to roll over short term debt. Corporate bond spreads widened and U.S. treasuries rallied sharply with 2-year yields falling 13 basis points, 5-year yields down 28 basis points, 10-year yields down 37 basis points, and 30-year yields down 48 basis points. The yield curve flattened dramatically the last quarter with 2-year to 30-year treasuries ending up 63 basis points, which is 34 basis points flatter than the September 30th quotes.



Travelers Asset Management International Corporation
Investment Subadviser to the American Odyssey Intermediate-Term Bond Fund

             COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                       AND LBGC INTERMEDIATE BOND INDEX



                INTERMEDIATE-TERM BOND      LBGC BOND INDEX
                ----------------------      ---------------
5/31/93                 10,000                  10,000
6/30/93                 10,170                  10,157
9/30/93                 10,440                  10,386
12/31/93                10,455                  10,403
3/31/94                 10,232                  10,192
6/30/94                 10,120                  10,131
9/30/94                 10,170                  10,214
12/31/94                10,157                  10,203
3/31/95                 10,559                  10,649
6/30/95                 11,098                  11,181
9/30/95                 11,257                  11,365
12/31/95                11,682                  11,763
3/31/96                 11,604                  11,665
6/30/96                 11,649                  11,759
9/30/96                 11,840                  11,968
12/31/96                12,143                  12,241
3/31/97                 12,191                  12,227
6/30/97                 12,528                  12,587
9/30/97                 12,796                  12,927
12/31/97                13,066                  13,204

                      AMERICAN ODYSSEY SHORT-TERM BOND FUND

         The American Odyssey Short-Term Bond Fund returned 6.11% for the year ended December 31, 1997. The Lehman Government/Corporate 1-5 Year Bond Index returned 7.13% for the same period.


         Despite a tight labor market and economic growth that exceeded most expectations, interest rates fell during 1997 to end the year at 3-year lows. The yield on the 30-year Treasury bond fell 72 basis points to 5.92% and the yield on the 2-year Treasury note fell by 22 basis points to a 5.64% yield. The fall in interest rates as well as the resulting flatter yield curve were largely due to benign inflation numbers (CPI for 1997 of 2.2%, the lowest since 1965) and the subsequent fall in inflation expectations.

         During 1997, there was a decoupling of the normal relationship between strong economic growth and the rate of inflation. Although U.S. economic growth was significantly higher (+3.5% estimate) than the historical non-inflationary growth rate (2%), core inflation actually fell during 1997. The primary reasons behind this decoupling were lower import prices, a stronger U.S. dollar, falling prices for technological equipment and continued increase in productivity growth. After raising the federal funds rate by 25 basis points during March of last year, the Federal Reserve was on hold for the balance of the year in response to the decoupling of inflation and economic growth.

         This year experienced tremendous volatility in the Asian financial markets. All Asian countries suffered severe declines in their equity and currency markets caused by extreme leverage and heavily overvalued currencies. This "Asian Contagion" had a direct impact on the U.S. bond market by causing a flight to quality and a decline in U.S. domestic interest rates.

         Our forecast for 1998 calls for inflation to remain subdued and domestic economic growth to be moderate. Thus, there should be no need for the Federal Reserve to tighten monetary policy during 1998. Interest rates should remain range bound, as they did for most of 1997, but at lower levels. We forecast that the yield curve will likely remain within a +/-75 basis point range from 1997 year-end levels. Our outlook for sectors is largely influenced by supply and demand. We anticipate heavy issuance of both investment grade corporate bonds and mortgage-backed securities. Consequently, we should see both widening in credit spreads and mortgage-backed spreads.

         As always the Fund should continue to provide investors with a high quality, low volatility investment vehicle.

Smith Graham & Company Asset Managers, L.P.
Investment Subadviser to the American Odyssey Short-Term Bond Fund

             COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT
                 IN THE AMERICAN ODYSSEY SHORT-TERM BOND FUND
                         AND LBGC 1-5 YEAR BOND INDEX


                  SHORT-TERM BOND         LBGC 1-5 YEAR
                  ---------------         -------------
05/31/93              10,000                 10,000
06/30/93              10,070                 10,074
09/30/93              10,200                 10,219
12/31/93              10,276                 10,279
03/31/94              10,225                 10,160
06/30/94              10,195                 10,130
09/30/94              10,266                 10,222
12/31/94              10,262                 10,204
03/31/95              10,601                 10,599
06/30/95              10,983                 11,023
09/30/95              11,099                 11,192
12/31/95              11,376                 11,518
03/31/96              11,353                 11,508
06/30/96              11,442                 11,622
09/30/96              11,609                 11,823
12/31/96              11,806                 12,058
03/31/97              11,811                 12,172
06/30/97              12,086                 12,478
09/30/97              12,321                 12,762
12/31/97              12,533                 12,996

                      (This page intentionally left blank)

-------------------------------------------------------------------------------
Statements of Assets and Liabilities
American Odyssey Funds, Inc. / December 31, 1997
-------------------------------------------------------------------------------

                                                           Emerging                                   Intermediate
                                         International  Opportunities   Core Equity     Long-Term         Term         Short-Term
                                         Equity Fund         Fund          Fund         Bond Fund       Bond Fund      Bond Fund
                                         -------------  -------------   -------------  -------------  --------------  ------------
ASSETS
   Investments in securities, at cost..   $201,197,983   $212,586,767    $297,388,264   $198,965,142    $106,685,504   $57,188,291
----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value
  (see accompanying Portfolio of
  Investments) (Note 2) ...............   $224,207,852   $245,774,796    $406,071,334   $204,140,597    $107,272,740   $57,572,198
Cash ..................................      8,051,307     21,290,263       7,728,339     17,665,389           2,215       609,105
Cash, denominated in foreign currency
  (cost, $4,364,940) ..................      4,196,182             --              --             --              --            --
Receivables for:
   Capital stock subscriptions ........        281,888        243,045         502,408        305,656          64,193        50,435
   Investment securities sold .........             --      2,274,122       1,442,922             --              --            --
   Delayed delivery transactions
     (Note 9) .........................             --             --              --     49,948,278              --            --
   Unrealized appreciation on forward
     foreign currency contracts
     (Note 8) .........................      1,089,879             --              --             --              --            --
   Interest ...........................         39,956         80,895          47,091      2,340,810       1,326,244       631,196
   Dividends ..........................        228,645         91,226         745,224             --              --            --
   Foreign tax reclaims ...............         78,093             --           2,851             --              --            --
Prepaid organization expense ..........          1,898          1,826           1,827          1,834           1,856         1,856
                                          ------------   ------------    ------------   ------------    ------------   -----------
   Total assets .......................    238,175,700    269,756,173     416,541,996    274,402,564     108,667,248    58,864,790
                                          ------------   ------------    ------------   ------------    ------------   -----------
LIABILITIES
Payables for:
   Investment securities purchased ....      1,361,614     10,679,678       1,587,134      3,988,223              --            --
   Delayed delivery transactions
     (Note 9) .........................             --             --              --     51,337,598              --            --
   Unrealized depreciation on forward
     foreign currency contracts
     (Note 8) .........................         69,093             --              --             --              --            --
   Variation margin on open futures
     contracts (Note 6) ...............             --             --              --        106,687              --            --
Payable to Adviser ....................        125,896        150,578         207,580         83,066          47,980        26,335
Accrued expenses ......................         48,040         39,489          49,187         32,639          23,634        17,909
                                          ------------   ------------    ------------   ------------    ------------   -----------
   Total liabilities ..................      1,604,643     10,869,745       1,843,901     55,548,213          71,614        44,244
                                          ------------   ------------    ------------   ------------    ------------   -----------
NET ASSETS ............................   $236,571,057   $258,886,428    $414,698,095   $218,854,351    $108,595,634   $58,820,546
                                          ============   ============    ============   ============    ============   ===========
Capital shares outstanding ............     15,277,557     18,071,430      20,812,710     20,383,564      10,531,347     5,704,494
                                          ============   ============    ============   ============    ============   ===========
Net asset value per share .............         $15.48         $14.33          $19.93         $10.74          $10.31        $10.31
                                          ============   ============    ============   ============    ============   ===========
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par .................   $    152,776   $    180,714    $    208,127   $    203,836    $    105,313   $    57,045
Additional paid-in-capital ............    198,816,813    226,916,667     256,865,764    208,966,285     107,349,249    58,608,562
Undistributed net investment income....      4,133,869             --          40,198        114,595          37,666        21,955
Accumulated net realized gain (loss)
  on investments, futures contracts,
  option contracts and foreign
  currency transactions ...............      9,593,909     (1,398,982)     48,900,936      4,572,544         516,170      (250,923)
Net unrealized appreciation on
  investments, translation of assets
  and liabilities in foreign
  currencies, futures contracts and
  option contracts ....................     23,873,690     33,188,029     108,683,070      4,997,091         587,236       383,907
                                          ============   ============    ============   ============    ============   ===========
                                          $236,571,057   $258,886,428    $414,698,095   $218,854,351    $108,595,634   $58,820,546
                                          ============   ============    ============   ============    ============   ===========


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations
American Odyssey Funds, Inc. / For the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                 Emerging                                  Intermediate
                                              International   Opportunities   Core Equity     Long-Term        Term      Short-Term
                                               Equity Fund        Fund            Fund        Bond Fund      Bond Fund   Bond Fund
                                               ------------   -------------   ------------   ------------  ------------ -----------
INVESTMENT INCOME
Dividends ...................................  $ 4,740,999(1) $    578,112(2) $ 6,913,314(3) $        --   $       --   $       --
Interest ....................................      480,037         851,831        363,698     12,939,002     6,452,343   3,361,008
                                               -----------    ------------    -----------    -----------   -----------  ----------
   Total income .............................    5,221,036       1,429,943      7,277,012     12,939,002     6,452,343   3,361,008
                                               -----------    ------------    -----------    -----------   -----------  ----------
EXPENSES
Management fees (Note 3) ....................    1,320,135       1,405,303      2,022,000        945,274       493,298     271,414
Audit fees ..................................       13,890          11,472         15,727         12,475         9,114       6,685
Director's fees & expenses ..................       21,928          21,137         33,544         16,571         8,795       4,887
Custodian fees ..............................      268,332         162,886        212,360        122,051        57,924      40,553
Legal fees ..................................       13,786          17,398         22,187         15,937         9,136       3,965
Printing expense ............................       58,407         245,265         71,011         50,912        36,720      24,559
Amortization of organization expense ........        4,975           4,913          4,847          4,895         4,920       4,997
Miscellaneous expense .......................        5,497           8,095          9,644          5,499         3,447       1,316
                                               -----------    ------------    -----------    -----------   -----------  ----------
   Total expenses before reimbursement ......    1,706,950       1,876,469      2,391,320      1,173,614       623,354     358,376
                                               -----------    ------------    -----------    -----------   -----------  ----------
   Reimbursement repaid to Management Company
     (Note 3) ...............................           --              --             --             --            --      42,792
Less:
   Expenses paid under directed brokerage
     arrangements (Note 4) ..................      (35,639)             --        (58,525)            --            --          --
                                               -----------    ------------    -----------    -----------   -----------  ----------
   Net expenses .............................    1,671,311       1,876,469      2,332,795      1,173,614       623,354     401,168
                                               -----------    ------------    -----------    -----------   -----------  ----------
     Net investment income (loss) ...........    3,549,725        (446,526)     4,944,217     11,765,388     5,828,989   2,959,840
                                               -----------    ------------    -----------    -----------   -----------  ----------
REALIZED and UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on security
     transactions ...........................    9,593,909       4,178,737     48,900,932      4,903,936       632,431    (148,187)
   Net realized loss on futures contracts ...           --              --             --     (1,166,089)           --          --
   Net realized gain on option contracts ....           --              --             --        798,211            --          --
                                               -----------    ------------    -----------    -----------   -----------  ----------
     Net realized gain (loss) on security
       transactions, futures contracts and
       option contracts .....................    9,593,909       4,178,737     48,900,932      4,536,058       632,431    (148,187)
   Net realized gain on foreign currency
     transactions ...........................    5,039,668              --             --             --            --          --
   Net increase (decrease) in unrealized
     appreciation of investments, futures
     contracts and option contracts .........   (7,928,382)     13,026,859     42,788,687      5,890,460       785,322     473,223
   Net unrealized depreciation from
     translation of assets and liabilities
     in foreign currencies ..................      (43,044)             --             --             --            --          --
                                               -----------    ------------    -----------    -----------   -----------  ----------
     Net realized and unrealized gain on
       investments ..........................    6,662,151      17,205,596     91,689,619     10,426,518     1,417,753     325,036
                                               -----------    ------------    -----------    -----------   -----------  ----------
   Net increase in net assets from
     operations .............................  $10,211,876    $ 16,759,070    $96,633,836    $22,191,906   $ 7,246,742  $3,284,876
                                               ===========    ============    ===========    ===========   ===========  ==========

(1)  Net of withholding taxes of $597,297.
(2)  Net of withholding taxes of $678.
(3)  Net of withholding taxes of $17,229

   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                      International Equity Fund        Emerging Opportunities Fund
                                                                  --------------------------------  --------------------------------
                                                                     Year ended       Year ended       Year ended       Year ended
                                                                    December 31,     December 31,     December 31,     December 31,
                                                                        1997             1996             1997             1996
                                                                  ---------------   --------------  ---------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...................................    $  3,549,725     $  1,951,989    $    (446,526)   $   (661,610)
Net realized gain (loss) on security transactions, futures
  contracts and option contracts ...............................       9,593,909        1,855,312        4,178,737       9,311,902
Net realized gain (loss) on foreign currency transactions ......       5,039,668        1,968,421               --              --
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts .............................................      (7,971,426)      22,072,465       13,026,859     (16,078,616)
                                                                    -------------    -------------   --------------   -------------
   Net increase (decrease) in net assets resulting from
     operations ................................................      10,211,876       27,848,187       16,759,070      (7,428,324)
                                                                    -------------    -------------   --------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................      (3,549,725)      (3,751,066)              --              --
From net realized gains on investment transactions .............        (862,014)        (903,958)              --     (14,364,919)
In excess of net investment income or realized gains ...........        (886,397)              --               --              --
                                                                    -------------    -------------   --------------   -------------
   Total distributions to shareholders .........................      (5,298,136)      (4,655,024)              --     (14,364,919)
                                                                    -------------    -------------   --------------   -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..................................      43,198,871       89,218,342       66,649,338     103,366,353
Distributions reinvested .......................................       9,953,160          896,810       14,364,919       6,627,286
Cost of shares repurchased .....................................      (8,603,962)     (18,313,612)     (10,165,115)    (74,115,064)
                                                                    -------------    -------------   --------------   -------------
   Net increase from capital share transactions ................      44,548,069       71,801,540       70,849,142      35,878,575
                                                                    -------------    -------------   --------------   -------------
Net increase in net assets .....................................      49,461,809       94,994,703       87,608,212      14,085,332

NET ASSETS
Beginning of year ..............................................     187,109,248       92,114,545      171,278,216     157,192,884
                                                                    -------------    -------------   --------------   -------------
End of year ....................................................    $236,571,057     $187,109,248    $ 258,886,428    $171,278,216
                                                                    =============    =============   ==============   =============
Undistributed (excess distribution) net investment income ......    $  4,133,869     $    (19,402)              --              --
                                                                    =============    =============   ==============   =============

CAPITAL SHARES
Capital shares outstanding, beginning of year ..................      12,410,280        7,264,073       12,764,369      10,462,738
Capital shares issued ..........................................       2,764,223        6,422,181        4,984,206       6,669,075
Capital shares from distributions reinvested ...................         652,615           70,283        1,087,428         443,000
Capital shares redeemed ........................................        (549,561)      (1,346,257)        (764,573)     (4,810,444)
                                                                    -------------    -------------   --------------   -------------
Capital shares outstanding, end of year ........................      15,277,557       12,410,280       18,071,430      12,764,369
                                                                    =============    =============   ==============   =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                          Core Equity Fund               Long-Term Bond Fund
                                                                     -----------------------------   ------------------------------
                                                                     Year ended      Year ended        Year ended      Year ended
                                                                     December 31,    December 31,      December 31,    December 31,
                                                                         1997            1996              1997            1996
                                                                     ------------    -------------    -------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...................................     $  4,944,217    $   4,660,486    $  11,765,388    $  8,450,174
Net realized gain (loss) on security transactions, futures
  contracts and option contracts ...............................       48,900,932       15,834,337        4,536,058        (650,445)
Net realized gain (loss) on foreign currency transactions ......               --               --               --              --
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts .............................................       42,788,687       30,480,771        5,890,460      (4,201,977)
                                                                     ------------    -------------    -------------    ------------
   Net increase (decrease) in net assets resulting from
     operations ................................................       96,633,836       50,975,594       22,191,906       3,597,752
                                                                     ------------    -------------    -------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................       (4,951,911)      (4,697,100)     (11,872,559)     (8,175,364)
From net realized gains on investment transactions .............       (4,293,241)     (11,536,265)        (188,073)             --
In excess of net investment income or realized gains ...........               --               --               --              --
                                                                     ------------    -------------    -------------    ------------
   Total distributions to shareholders .........................       (9,245,152)     (16,233,365)     (12,060,632)     (8,175,364)
                                                                     ------------    -------------    -------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..................................       63,233,692       89,834,796       31,371,836      64,001,096
Distributions reinvested .......................................       25,394,006        8,600,854       20,235,996      10,236,499
Cost of shares repurchased .....................................      (35,089,813)     (43,141,162)      (3,579,271)    (23,577,889)
                                                                     ------------    -------------    -------------    ------------
   Net increase from capital share transactions ................       53,537,885       55,294,488       48,028,561      50,659,706
                                                                     ------------    -------------    -------------    ------------
Net increase in net assets .....................................      140,926,569       90,036,717       58,159,835      46,082,094

NET ASSETS
Beginning of year ..............................................      273,771,526      183,734,809      160,694,516     114,612,422
                                                                     ------------    -------------    -------------    ------------
End of year ....................................................     $414,698,095    $ 273,771,526    $ 218,854,351    $160,694,516
                                                                     ============    =============    =============    ============
Undistributed (excess distribution) net investment income ......     $     40,198    $      47,896    $     114,595    $    242,735
                                                                     ============    =============    =============    ============
CAPITAL SHARES
Capital shares outstanding, beginning of year ..................       17,673,755       13,795,844       15,828,492      10,887,947
Capital shares issued ..........................................        3,512,120        6,205,107        2,958,292       6,272,737
Capital shares from distributions reinvested ...................        1,520,884          639,225        1,934,930         973,051
Capital shares redeemed ........................................       (1,894,049)      (2,966,421)        (338,150)     (2,305,243)
                                                                     ------------    -------------    -------------    ------------
Capital shares outstanding, end of year ........................       20,812,710       17,673,755       20,383,564      15,828,492
                                                                     ============    =============    =============    ============
                                                                     Intermediate-Term Bond Fund        Short-Term Bond Fund
                                                                    -----------------------------   ----------------------------
                                                                    Year ended       Year ended      Year ended      Year ended
                                                                    December 31,     December 31,    December 31,    December 31,
                                                                        1997             1996            1997           1996
                                                                    -------------    ------------    ------------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...................................    $   5,828,989    $  5,111,303    $  2,959,840    $ 1,767,705
Net realized gain (loss) on security transactions, futures
  contracts and option contracts ...............................          632,431         488,591        (148,187)        75,014
Net realized gain (loss) on foreign currency transactions ......               --              --              --             --
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts .............................................          785,322      (1,945,622)        473,223       (585,095)
                                                                    -------------    ------------    ------------    -----------
   Net increase (decrease) in net assets resulting from
     operations ................................................        7,246,742       3,654,272       3,284,876      1,257,624
                                                                    -------------    ------------    ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................       (5,989,855)     (4,980,334)     (3,005,205)    (1,745,696)
From net realized gains on investment transactions .............         (475,876)             --              --             --
In excess of net investment income or realized gains ...........               --              --              --             --
                                                                    -------------    ------------    ------------    -----------
   Total distributions to shareholders .........................       (6,465,731)     (4,980,334)     (3,005,205)    (1,745,696)
                                                                    -------------    ------------    ------------    -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..................................       13,449,251      34,374,279      10,266,744     29,548,991
Distributions reinvested .......................................       11,446,064       4,749,913       4,750,901      1,291,083
Cost of shares repurchased .....................................       (3,465,766)    (24,893,538)     (5,149,686)    (7,534,399)
                                                                    -------------    ------------    ------------    -----------
   Net increase from capital share transactions ................       21,429,549      14,230,654       9,867,959     23,305,675
                                                                    -------------    ------------    ------------    -----------
Net increase in net assets .....................................       22,210,560      12,904,592      10,147,630     22,817,603

NET ASSETS
Beginning of year ..............................................       86,385,074      73,480,482      48,672,916     25,855,313
                                                                    -------------    ------------    ------------    -----------
End of year ....................................................    $ 108,595,634    $ 86,385,074    $ 58,820,546    $48,672,916
                                                                    =============    ============    ============    ===========
Undistributed (excess distribution) net investment income ......    $      37,666    $    165,695    $     21,955    $    45,487
                                                                    =============    ============    ============    ===========
CAPITAL SHARES
Capital shares outstanding, beginning of year ..................        8,470,117       7,081,020       4,754,313      2,530,211
Capital shares issued ..........................................        1,276,376       3,298,559         975,165      2,826,896
Capital shares from distributions reinvested ...................        1,114,771         457,603         462,176        126,329
Capital shares redeemed ........................................         (329,917)     (2,367,065)       (487,160)      (729,123)
                                                                    -------------    ------------    ------------    -----------
Capital shares outstanding, end of year ........................       10,531,347       8,470,117       5,704,494      4,754,313
                                                                    =============    ============    ============    ===========

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Financial Highlights
American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                            International Equity Fund
                                                  -----------------------------------------------------------------------------
                                                                                                                    May 17,
                                                                                                                   1993 (1)
                                                   Year ended       Year ended      Year ended     Year ended         to
                                                  December 31,     December 31,    December 31,   December 31,    December 31,
                                                      1997             1996            1995           1994           1993
                                                  -------------    ------------    ------------   ------------   -------------
NET ASSET VALUE
   Beginning of period ......................     $      15.08     $      12.68    $      10.76   $      11.98   $       10.00
                                                  -------------    ------------    ------------   ------------   -------------
OPERATIONS
   Net investment income (loss) (2)..........             0.57             0.29            0.17          (0.05)           0.03
   Net realized and unrealized gain (loss)
     on investments .........................             0.19             2.48            1.87          (0.78)           1.95
                                                  -------------    ------------    ------------   ------------   -------------
   Total from investment operations .........             0.76             2.77            2.04          (0.83)           1.98
                                                  -------------    ------------    ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .....            (0.24)           (0.30)          (0.12)         (0.03)             --
   Distributions from net realized gains on
      investments ...........................            (0.06)           (0.07)             --          (0.26)             --
   Distributions in excess of net investment
     income or realized gains ...............            (0.06)              --              --          (0.10)             --
                                                  -------------    ------------    ------------   ------------   -------------
   Total distributions ......................            (0.36)           (0.37)          (0.12)         (0.39)             --
                                                  -------------    ------------    ------------   ------------   -------------
NET ASSET VALUE
   End of period ............................     $      15.48     $      15.08    $      12.68   $      10.76   $       11.98
                                                  =============    ============    ============   ============   =============
TOTAL RETURN (3).............................             5.04%           21.93%          19.00%         (6.98)%         19.80%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ..............     $236,571,057     $187,109,248    $ 92,114,545   $ 51,712,327   $  19,978,108
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ......             0.79%            0.86%           1.00%          1.36%           1.76%(4)
     After repayments/reimbursements and
       directed brokerage arrangements (5)...             0.77%            0.83%           1.08%          1.25%           1.25%(4)
   Ratios of net investment income to
     average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ......             1.61%            1.51%           1.70%          0.83%           0.34%(4)
     After repayments/reimbursements and
       directed brokerage arrangements ......             1.63%            1.54%           1.62%          0.94%           0.85%(4)
   Portfolio turnover rate ..................            23.08%           21.54%          31.40%         50.25%           9.20%
   Average commission rate paid (6)..........     $     0.0217     $     0.0219              --             --              --

================================================================================
(1)  Commencement of operations.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders.
     Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Financial Highlights
American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                         Emerging Opportunities Fund
                                                -----------------------------------------------------------------------------
                                                                                                                    May 17,
                                                                                                                   1993 (1)
                                                 Year ended        Year ended      Year ended      Year ended         to
                                                December 31,      December 31,    December 31,    December 31,   December 31,
                                                    1997              1996            1995            1994           1993
                                                -------------    -------------    ------------    ------------   ------------
NET ASSET VALUE
   Beginning of period .....................    $       13.42     $      15.02    $      11.84    $      10.94    $     10.00
                                                -------------     ------------    ------------    ------------    -----------
OPERATIONS
   Net investment loss (2)..................               --               --              --              --          (0.01)
   Net realized and unrealized gain (loss)
     on investments ........................             0.91            (0.47)           3.81            1.06           0.95
                                                -------------     ------------    ------------    ------------    -----------
   Total from investment operations ........             0.91            (0.47)           3.81            1.06           0.94
                                                -------------     ------------    ------------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net realized gains on
     investments ...........................               --            (1.13)          (0.58)          (0.16)            --
   Distributions in excess of net
     investment income or realized gains ...               --               --           (0.05)             --             --
                                                -------------     ------------    ------------    ------------    -----------
   Total distributions .....................               --            (1.13)          (0.63)          (0.16)            --
                                                -------------     ------------    ------------    ------------    -----------
NET ASSET VALUE
   End of period ...........................    $       14.33     $      13.42    $      15.02    $      11.84    $     10.94
                                                =============     ============    ============    ============    ===========
TOTAL RETURN (3)............................             6.78%           (3.03)%         32.23%           9.69%          9.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period .............    $ 258,886,428     $171,278,216    $157,192,884    $ 88,676,329    $29,112,652
   Ratios of expenses to average net
     assets:
     Before repayments/reimbursements and
       directed brokerage arrangements .....             0.86%            0.72%           0.77%           0.91%          1.23%(4)
     After repayments/reimbursements and
       directed brokerage arrangements (5)..             0.86%            0.72%           0.77%           0.92%          1.00%(4)
   Ratios of net investment loss to average
     net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements .....            (0.20)%          (0.34)%         (0.26)%         (0.31)%        (0.60)%(4)
     After repayments/reimbursements and
       directed brokerage arrangements .....            (0.20)%          (0.34)%         (0.26)%         (0.32)%        (0.38)%(4)
   Portfolio turnover rate .................            80.36%           43.00%          36.02%          27.40%          8.70%
   Average commission rate paid (6).........    $      0.0565     $     0.0505              --              --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders.
    Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                               Core Equity Fund
                                                -------------------------------------------------------------------------------
                                                                                                                    May 17,
                                                                                                                    1993 (1)
                                                Year ended       Year ended      Year ended       Year ended           to
                                               December 31,     December 31,    December 31,     December 31,     December 31,
                                                   1997             1996            1995             1994             1993
                                               -------------    -------------  ---------------   --------------  ---------------
NET ASSET VALUE
   Beginning of period ....................    $       15.49     $      13.32    $      10.06    $       10.33    $     10.00
                                               --------------    -------------   -------------   --------------   ------------
OPERATIONS
   Net investment income (2)...............             0.24             0.26            0.25             0.16           0.06
   Net realized and unrealized gain (loss)
     on investments .......................             4.65             2.83            3.63            (0.26)          0.33
                                               --------------    -------------   -------------   --------------   ------------
   Total from investment operations .......             4.89             3.09            3.88            (0.10)          0.39
                                               --------------    -------------   -------------   --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ...            (0.24)           (0.27)          (0.24)           (0.17)         (0.06)
   Distributions from net realized gains
     on investments .......................            (0.21)           (0.65)          (0.37)              --             --
   Distributions in excess of net
     investment income or realized gains ..               --               --           (0.01)              --             --
                                               --------------    -------------   -------------   --------------   ------------
   Total distributions ....................            (0.45)           (0.92)          (0.62)           (0.17)         (0.06)
                                               --------------    -------------   -------------   --------------   ------------
NET ASSET VALUE
   End of period ..........................    $       19.93     $      15.49    $      13.32    $       10.06    $     10.33
                                               ==============    =============   =============   ==============   ============
TOTAL RETURN (3)...........................            31.67%           23.20%          38.56%           (1.01)%         3.90%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ............    $ 414,698,095     $273,771,526    $183,734,809    $ 101,591,613    $37,355,875
   Ratios of expenses to average net
     assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ....             0.67%            0.68%           0.72%            0.84%          1.12%(4)
     After repayments/reimbursements and
       directed brokerage arrangements (5).             0.65%            0.66%           0.70%            0.85%          1.00%(4)
   Ratios of net investment income to
     average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ....             1.36%            1.93%           2.32%            2.27%          1.84%(4)
     After repayments/reimbursements and
       directed brokerage arrangements ....             1.38%            1.95%           2.33%            2.27%          1.96%(4)
   Portfolio turnover rate ................            45.54%           45.73%          38.44%           48.16%         48.00%
   Average commission rate paid (6)........    $      0.0596     $     0.0594              --               --             --
===================================================================================================================================

(1)  Commencement of operations.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders.
     Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                             Long-Term Bond Fund
                                               --------------------------------------------------------------------------------
                                                                                                                     May 17,
                                                                                                                    1993 (1)
                                                  Year ended       Year ended      Year ended      Year ended           to
                                                 December 31,     December 31,    December 31,    December 31,     December 31,
                                                     1997             1996            1995            1994             1993
                                                --------------   -------------  ---------------  --------------   -------------
NET ASSET VALUE
   Beginning of period .....................    $       10.15     $      10.53    $       9.37    $      10.33    $     10.00
                                                --------------    -------------   -------------   -------------   ------------
OPERATIONS
   Net investment income (2)................             0.61             0.50            0.53            0.37           0.62
   Net realized and unrealized gain (loss)
     on investments ........................             0.61            (0.36)           1.57           (0.97)          0.45
                                                --------------    -------------   -------------   -------------   ------------
   Total from investment operations ........             1.22             0.14            2.10           (0.60)          1.07
                                                --------------    -------------   -------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ....            (0.62)           (0.52)          (0.57)          (0.34)         (0.18)
   Distributions from net realized gains on
     investments ...........................            (0.01)              --           (0.27)          (0.02)         (0.56)
   Distributions in excess of net
     investment income or realized gains ...               --               --           (0.10)             --             --
                                                --------------    -------------   -------------   -------------   ------------
   Total distributions .....................            (0.63)           (0.52)          (0.94)          (0.36)         (0.74)
                                                --------------    -------------   -------------   -------------   ------------
NET ASSET VALUE
   End of period ...........................    $       10.74     $      10.15    $      10.53    $       9.37    $     10.33
                                                ==============    =============   =============   =============   ============
TOTAL RETURN (3)............................            12.01%            1.34%          22.44%          (5.79)%        10.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period .............    $ 218,854,351     $160,694,516    $114,612,422    $ 70,359,236    $25,771,838
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements .....             0.62%            0.63%           0.66%           0.73%          1.30%(4)(5)
     After repayments/reimbursements and
       directed brokerage arrangements (6)..             0.62%            0.63%           0.70%           0.75%          0.75%(4)
   Ratios of net investment income to
     average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements .....             6.22%            5.88%           6.67%           7.08%         15.19%(4)
     After repayments/reimbursements and
       directed brokerage arrangements .....             6.22%            5.88%           6.63%           7.05%         15.73%(4)
   Portfolio turnover rate .................           358.67%          369.32%         381.53%         152.91%        589.40%
====================================================================================================================================

(1)  Commencement of operations.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders.
     Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995, 1996 and 1997 as a regulated investment company and intends to do so in future years as well.
(6) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                            Intermediate-Term Bond Fund
                                                  ----------------------------------------------------------------------------
                                                                                                                    May 17,
                                                                                                                    1993 (1)
                                                    Year ended       Year ended      Year ended     Year ended         to
                                                   December 31,     December 31,    December 31,   December 31,   December 31,
                                                       1997             1996            1995           1994           1993
                                                   ------------     ------------    ------------   ------------   ------------
NET ASSET VALUE
   Beginning of period ........................    $      10.20     $     10.38     $     9.61     $     10.28    $     10.00
                                                   ------------     -----------     ----------     -----------    -----------
OPERATIONS
   Net investment income (2)...................            0.59            0.61           0.54            0.38           0.17
   Net realized and unrealized gain (loss) on
     investments ..............................            0.17           (0.20)          0.90           (0.67)          0.28
                                                   ------------     -----------     ----------     -----------    -----------
   Total from investment operations ...........            0.76            0.41           1.44           (0.29)          0.45
                                                   ------------     -----------     ----------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .......           (0.60)          (0.59)         (0.55)          (0.38)         (0.17)
   Distributions from net realized gains on
     investments ..............................           (0.05)             --          (0.07)             --             --
   Distributions in excess of net investment
     income or realized gains .................              --              --          (0.05)             --             --
                                                   ------------     -----------     ----------     -----------    -----------
   Total distributions ........................           (0.65)          (0.59)         (0.67)          (0.38)         (0.17)
                                                   ------------     -----------     ----------     -----------    -----------

NET ASSET VALUE
   End of period ..............................    $      10.31     $     10.20     $    10.38     $      9.61    $     10.28
                                                   ============     ===========     ==========     ===========    ===========
TOTAL RETURN (3)...............................            7.50%           3.95%         15.01%          (2.85)%         4.50%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ................    $108,595,634     $86,385,074    $73,480,482    $ 48,570,907    $19,897,257
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ........            0.63%           0.66%          0.68%           0.75%          1.37%(4)
     After repayments/reimbursements and
       directed brokerage arrangements (5).....            0.63%           0.66%          0.75%           0.75%          0.75%(4)
   Ratios of net investment income to average
     net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ........            5.90%           5.77%          6.19%           5.35%          3.73%(4)
     After repayments/reimbursements and
       directed brokerage arrangements ........            5.90%           5.77%          6.11%           5.35%          4.35%(4)
   Portfolio turnover rate ....................          215.97%         191.20%        137.14%          22.72%            --
------------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders.
    Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Financial Highlights
American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                                Short-Term Bond Fund
                                                     ---------------------------------------------------------------------------
                                                                                                                     May 17,
                                                                                                                    1993 (1)
                                                      Year ended      Year ended     Year ended     Year ended         to
                                                     December 31,    December 31,   December 31,   December 31,   December 31,
                                                         1997            1996           1995           1994           1993
                                                     -------------   -------------  -------------- -------------- --------------
NET ASSET VALUE
   Beginning of period ..........................    $     10.24     $     10.22    $       9.68    $     10.07    $    10.00
                                                     ------------    ------------   -------------   ------------   -----------
OPERATIONS
   Net investment income (2).....................           0.55            0.37            0.51           0.45          0.19
   Net realized and unrealized gain (loss) on
     investments ................................           0.08            0.02            0.54          (0.46)         0.08
                                                     ------------    ------------   -------------   ------------   -----------
   Total from investment operations .............           0.63            0.39            1.05          (0.01)         0.27
                                                     ------------    ------------   -------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .........          (0.56)          (0.37)          (0.51)         (0.38)        (0.14)
   Distributions from net realized gains on
     investments ................................             --              --              --             --         (0.01)
   Distributions in excess of net investment
     income or realized gains ...................             --              --              --             --         (0.05)
                                                     ------------    ------------   -------------   ------------   -----------
   Total distributions ..........................          (0.56)          (0.37)          (0.51)         (0.38)        (0.20)
                                                     ------------    ------------   -------------   ------------   -----------
NET ASSET VALUE
   End of period ................................    $     10.31     $     10.24    $      10.22    $      9.68    $    10.07
                                                     ============    ============   =============   ============   ===========
TOTAL RETURN (3).................................           6.11%           3.80%          10.86%         (0.14)%        2.70%
 RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ..................    $58,820,546     $48,672,916    $ 25,855,313    $17,628,991    $8,181,243
   Ratios of expenses to average net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ..........           0.66%           0.68%           0.76%          1.02%         1.72%(4)
     After repayments/reimbursements and
       directed brokerage arrangements (5).......           0.74%           0.75%           0.75%          0.75%         0.75%(4)
   Ratios of net investment income to average
     net assets:
     Before repayments/reimbursements and
       directed brokerage arrangements ..........           5.53%           5.54%           5.77%          4.99%         3.52%(4)
     After repayments/reimbursements and
       directed brokerage arrangements ..........           5.45%           5.47%           5.78%          5.25%         4.49%(4)
   Portfolio turnover rate ......................         200.78%         154.51%          93.37%        233.25%       144.30%
====================================================================================================================================

(1)  Commencement of operations.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders.
     Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./International Equity Fund/December 31, 1997
--------------------------------------------------------------------------------


Shares                                                              Value
----------------------------------------------------------------------------

COMMON STOCKS -- 94.6%

AUTOMOTIVE -- 3.5%
  166,000   Honda Motor Co. Ltd. ..............................  $ 6,115,456
   41,975   Michelin B ........................................    2,114,146
                                                               -------------
                                                                   8,229,602
                                                               -------------
BANKING -- 10.8%
  139,726   ABN Amro Holdings .................................    2,722,519
   78,635   Banco De Santander ................................    2,626,055
  213,100   Barclay's Plc .....................................    5,662,748
  375,250   Development Bank of Singapore .....................    3,206,962
  400,324   Lloyds TSB Group Plc ..............................    5,177,310
  429,550   National Australia Bank Ltd. ......................    5,997,806
  453,000   RHB Capital Berhad ................................      218,754
                                                               -------------
                                                                  25,612,154
                                                               -------------
BEVERAGES, FOOD & TOBACCO -- 9.4%
  765,360   B.A.T. Industries .................................    6,982,914
  208,130   Cadbury Schweppes Plc .............................    2,071,851
  313,792   Diageo Plc ........................................    2,883,592
  260,800   Fraser & Neave Ltd. ...............................    1,129,890
  601,000   Gudang Garam ......................................      916,019
  719,000   HM Sampoerna ......................................      542,989
    3,492   Nestle ............................................    5,240,809
   58,830   Nutricia Verenigde Bedrijven NV* ..................    1,766,818
  520,650   San Miguel Corp. B ................................      645,918
                                                               -------------
                                                                  22,180,800
                                                               -------------
BUILDING MATERIALS -- 0.9%
  419,000   City Developments .................................    1,939,635
  278,000   Hume Industries ...................................      291,400
                                                               -------------
                                                                   2,231,035
                                                               -------------
COMMERCIAL SERVICES -- 1.1%
  140,000   Dai Nippon Printing Co., Ltd.......................    2,638,020
                                                               -------------
COMMUNICATIONS -- 6.3%
  292,100   Cable & Wireless ..................................    2,571,298
   71,850   Royal PTT Nederland NV ............................    2,998,430
  540,736   Telecom Italia SpA ................................    3,456,060
1,126,000   Telekomunikasi ....................................      599,370
  601,050   Telstra Corporation Ltd.* .........................    1,268,817
  534,250   Vodafone Group Plc ................................    3,898,583
                                                               -------------
                                                                  14,792,558
                                                               -------------
CONGLOMERATES -- 2.7%
    3,209   Alusuisse Lonza Holdings ..........................    3,086,780
  811,611   BTR Ltd. ..........................................    2,490,510
  757,000   Sime-Darby Berhad .................................      727,326
  203,000   United Engineers ..................................      168,977
                                                               -------------
                                                                   6,473,593
                                                               -------------
ELECTRIC UTILITIES -- 2.9%
   18,575   EDP - Electricidade de Portugal SA* ...............      352,111
  162,515   Scottish Power Plc ................................    1,434,601
   52,660   Veba AG ...........................................    3,587,705
    2,716   Viag AG ...........................................    1,463,705
                                                               -------------
                                                                   6,838,122
                                                               -------------
ELECTRICAL EQUIPMENT -- 4.7%
  362,330   General Electric Co. Plc ..........................    2,378,733
   10,300   Keyence Corp. .....................................    1,528,905
  224,770   Siebe Plc .........................................    4,419,278
   44,430   Siemens ...........................................    2,681,053
                                                               -------------
                                                                  11,007,969
                                                               -------------
ELECTRONICS -- 5.0%
  227,150   Farnell Electronic ................................    1,637,025
   63,000   Murata Manufacturing Co, Ltd. .....................    1,589,276
   24,000   Rohm Co. Ltd. .....................................    2,454,984
   69,900   Sony Corp. ........................................    6,236,211
                                                               -------------
                                                                  11,917,496
                                                               -------------
ENTERTAINMENT & LEISURE -- 3.2%
  133,150   EMI Group Plc .....................................    1,148,552
  304,950   Granada Group Plc .................................    4,666,406
  394,450   Ladbroke Group ....................................    1,713,412
                                                               -------------
                                                                   7,528,370
                                                               -------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./International Equity Fund/December 31, 1997 (continued)
-------------------------------------------------------------------------------


Shares                                                              Value
----------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.3%
  595,510   Grupo Financiero Banamex* .........................  $ 1,780,218
  149,000   HSBC Holdings Plc .................................    3,672,939
                                                                ------------
                                                                   5,453,157
                                                                ------------
FOOD RETAILERS -- 1.1%
  327,150   TI Group Plc ......................................    2,497,659
                                                                ------------
FOREST PRODUCTS & PAPER -- 0.8%
  694,600   Jefferson Smurfit Group Plc .......................    1,960,231
                                                                ------------
HEAVY MACHINERY -- 2.4%
   11,134   Mannesmann AG .....................................    5,591,635
                                                                ------------
INSURANCE -- 7.2%
  120,075   International Nederlanden Groep ...................    5,058,340
  372,180   Prudential Corp. ..................................    4,348,481
    4,088   Schw Ruckversicher ................................    7,657,198
                                                                ------------
                                                                  17,064,019
                                                                ------------
MEDIA - BROADCASTING
  & PUBLISHING -- 4.1%
  171,600   Elsevier NV .......................................    2,776,437
  791,900   News Corp. Ltd. ...................................    4,370,259
  213,800   Singapore Press Holdings Ltd. .....................    2,677,353
                                                                ------------
                                                                   9,824,049
                                                                ------------
MEDICAL SUPPLIES -- 2.4%
  197,000   Takeda Chemical Industries Ltd. ...................    5,636,308
                                                                ------------
METALS -- 0.6%
   59,300   Broken Hill Proprietary Co.........................      550,589
  253,950   Western Mining Corp. Ltd. .........................      885,219
                                                                ------------
                                                                   1,435,808
                                                                ------------
OFFICE EQUIPMENT -- 2.9%
  290,000   Canon .............................................    6,780,431
                                                                ------------
OIL & GAS -- 4.7%
  100,327   Ente Nazionale Idrocarburi SpA ....................      569,155
   51,850   Royal Dutch Petroleum Co. .........................    2,846,695
  571,450   Shell Transport & Trading .........................    4,137,127
   33,560   Total SA - Series B ...............................    3,653,973
                                                                ------------
                                                                  11,206,950
                                                                ------------
PHARMACEUTICALS -- 11.6%
  194,680   Glaxo Wellcome Plc ................................    4,612,690
   75,205   Hoechst AG ........................................    2,605,755
    6,836   Novartis ..........................................   11,107,817
      433   Roche Holding AG ..................................    4,306,099
  133,650   Zeneca Group ......................................    4,706,017
                                                                ------------
                                                                  27,338,378
                                                                ------------
RETAILERS -- 4.0%
  169,000   KAO Corp. .........................................    2,443,588
  180,200   Kingfisher ........................................    2,514,313
  413,400   Safeway Plc .......................................    2,346,706
  157,000   Shiseido Co., Ltd. ................................    2,149,330
                                                                ------------
                                                                   9,453,937
                                                                ------------

Total Common Stocks
  (Cost $200,800,179) .........................................  223,692,281
                                                                ------------

PREFERRED STOCKS -- 0.2%
MEDIA - BROADCASTING
  & PUBLISHING -- 0.2%
  104,200   News Corp. Ltd. (Cost $397,804)....................      515,571
                                                                ------------
  Total Investments -- 94.8%
  (Cost $201,197,983)                                            224,207,852
Other assets in excess of liabilities -- 5.2%                     12,363,205
                                                                ------------
Total Net Assets -- 100.0%                                      $236,571,057
                                                                ============
Notes to the Portfolio of Investments:
*   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Investments by Country
  American Odyssey Funds, Inc./International Equity Fund/December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                Percentage of
      COUNTRY                                                     Net Assets
    -------------------------------------------------------------------------
    Great Britain                                                   31.4%
    Japan                                                           15.9
    Switzerland                                                     13.3
    Netherlands                                                      7.7
    Germany                                                          6.7
    Australia                                                        5.7
    Singapore                                                        3.8
    France                                                           2.4
    Italy                                                            1.7
    Hong Kong                                                        1.6
    Spain                                                            1.1
    Indonesia                                                        0.9
    Ireland                                                          0.8
    Mexico                                                           0.8
    Malaysia                                                         0.6
    Philippines                                                      0.3
    Portugal                                                         0.1
                                                                 ========
    Total                                                         94.8%
                                                                 ========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund /December 31, 1997
--------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 94.9%

ADVERTISING -- 1.2%
   65,800   Catalina Marketing Corp.* ...........................  $  3,043,250
                                                                   ------------
APPAREL RETAILERS -- 1.4%
   29,000   AnnTaylor Stores Corp.* .............................       387,875
    7,600   Brylane, Inc.* ......................................       374,300
  198,600   The Sports Authority, Inc.* .........................     2,929,350
                                                                   ------------
                                                                      3,691,525
                                                                   ------------
AUTOMOTIVE -- 0.4%
   12,200   Keystone Automotive
            Industries, Inc.* ...................................       289,750
   20,200   Wabash National Corp. ...............................       574,438
   15,100   Walbro Corp. ........................................       202,906
                                                                   ------------
                                                                      1,067,094
                                                                   ------------
BANKING -- 1.7%
   28,200   Alliance Bancorp, Inc. ..............................       747,300
    4,000   Bank Plus Corporation* ..............................        50,500
    5,000   Carver Bancorp, Inc. ................................        81,250
    7,800   Community Capital Corp.* ............................       117,000
   32,600   Compass Bancshares, Inc. ............................     1,426,250
   45,000   IBS Financial Corp. .................................       795,938
   25,000   Roslyn Bancorp, Inc. ................................       581,250
   29,700   Sovereign Bancorp, Inc. .............................       616,275
                                                                   ------------
                                                                      4,415,763
                                                                   ------------
BEVERAGES, FOOD & TOBACCO -- 2.4%
    6,600   Boston Beer Co., Inc. Class A* ......................        51,563
  176,800   Dreyers Grand Ice Cream, Inc. .......................     4,265,299
   36,850   Flowers Industries, Inc. ............................       757,728
   10,100   Morrison Health Care, Inc. ..........................       202,000
   20,400   Petes Brewing Co.* ..................................        82,875
   10,500   Redhook Ale Brewery, Inc.* ..........................        55,125
   44,700   Scheid Vineyards, Inc. Class A* .....................       407,888
   25,750   Tasty Baking ........................................       497,297
                                                                   ------------
                                                                      6,319,775
                                                                   ------------

BUILDING MATERIALS -- 0.7%
  125,500   Dravo Corp.* ........................................     1,380,500
   10,900   USG Corp.* ..........................................       534,100
                                                                   ------------
                                                                      1,914,600
                                                                   ------------
CHEMICALS -- 0.1%
   35,700   Calgon Carbon Corp. .................................       383,775
                                                                   ------------
COMMERCIAL SERVICES -- 9.1%
   53,500   American Banknote Corp.* ............................       267,500
   20,100   COR Therapeutics, Inc.* .............................       452,250
  105,100   Fair Issac & Co., Inc. ..............................     3,501,143
   81,900   Forrester Research, Inc.* ...........................     1,863,225
   14,200   Healthworld Corp.* ..................................       171,288
  163,100   ICF International, Inc. Class A* ....................       377,169
  103,100   Lo-Jack Corp.* ......................................     1,520,725
   91,400   Meta Group, Inc.* ...................................     2,010,800
  116,200   On Assignment, Inc.* ................................     3,079,300
   96,100   Quick Response Services, Inc.* ......................     3,555,699
  104,700   Romac International, Inc.* ..........................     2,558,606
  340,100   Sitel Corp.* ........................................     3,103,413
   64,300   Sotheby's, Inc. .....................................     1,189,550
                                                                   ------------
                                                                     23,650,668
                                                                   ------------
COMMUNICATIONS -- 0.0%
   10,800   Positron Fiber Systems Corp.* .......................        70,875
                                                                   ------------
COMPUTER HARDWARE -- 0.1%
   25,200   Impact Systems, Inc.* ...............................        68,511
   70,500   Visioneer, Inc.* ....................................       114,563
                                                                   ------------
                                                                        183,074
                                                                   ------------
COMPUTER SERVICES -- 4.3%
   75,100   BISYS Group, Inc.* ..................................     2,497,075
   48,600   CSG Systems International, Inc.* ....................     1,944,000
  124,800   Fiserv, Inc.* .......................................     6,130,799
   21,000   Gerber Scientific, Inc. .............................       417,375
    7,700   Red Brick Systems, Inc.* ............................        53,900
   13,000   TCSI Corporation* ...................................       104,000
                                                                   ------------
                                                                     11,147,149
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund /December 31, 1997 (continued)
--------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 15.9%
  118,900   Acxiom Corp.* .......................................   $ 2,288,825
   12,750   Barra, Inc.* ........................................       307,594
   75,520   BGS Systems, Inc. ...................................     2,643,200
  125,450   Boole & Babbage, Inc.* ..............................     3,747,818
   14,100   Business Objects S.A. ADR* ..........................       146,288
  117,000   Data Processing Resources Corp.* ....................     2,983,500
    7,500   DataWorks Corporation* ..............................       149,063
   39,500   Electronic Arts* ....................................     1,493,594
    9,400   Evans & Sutherland Computer Co.* ....................       272,600
   21,800   HNC Software, Inc.* .................................       937,400
   16,800   Information Advantage, Inc.* ........................       109,200
   30,300   Information Resources, Inc.* ........................       405,263
   92,600   Manugistics Group, Inc.* ............................     4,132,274
  155,000   MetaCreations Corp.* ................................     1,724,375
  293,100   Novell, Inc.* .......................................     2,198,250
   12,400   Objective Systems Integrator, Inc.* .................       103,850
  129,900   Pinnacle Systems, Inc.* .............................     3,166,312
   13,000   Platinum Software Corp.* ............................       152,750
    6,300   Project Software & Development, Inc.* ...............       148,050
   55,200   Saville Systems Ireland ADR* ........................     2,290,800
  188,800   Sungard Data Systems, Inc.* .........................     5,852,799
   86,100   Sykes Enterprises, Inc.* ............................     1,678,950
    5,400   Symix Systems, Inc.* ................................        83,700
  103,400   Transaction Systems* ................................     3,929,199
   23,600   Versant Object Technology Corp.* ....................       325,975
                                                                   ------------
                                                                     41,271,629
                                                                   ------------
CONGLOMERATES -- 0.3%
   30,900   York Group, Inc. ....................................       753,188
                                                                   ------------
ELECTRIC UTILITIES -- 5.0%
   18,500   Central Louisiana Electric, Inc. ....................       598,938
   19,200   DPL, Inc. ...........................................       552,000
   17,000   Eastern Utilities Associates ........................       446,250
   26,800   Empire District Electric Co. ........................       525,950
   16,400   Madison Gas & Electric Co. ..........................       377,200
   13,600   New Century Energies, Inc. ..........................       651,950
  260,400   Niagara Mohawk Power Corp.* .........................     2,734,200
    9,000   NIPSCO Industries, Inc. .............................       444,938
   23,200   Northeast Utilities .................................       274,050
    9,100   Orange & Rockland Utilities .........................       423,719
   14,000   Otter Tail Power Co. ................................       530,250
   11,900   Puget Sound Energy, Inc. ............................       359,231
   13,200   SCANA Corp. .........................................       395,175
   30,900   Sierra Pacific Resources ............................     1,158,750
   21,100   St. Joseph Light & Power ............................       375,844
   36,600   TNP Enterprises, Inc. ...............................     1,216,950
   36,600   Union Electric Co. ..................................     1,582,950
   12,200   Wisconsin Power & Light Holding, Inc. ...............       404,125
                                                                   ------------
                                                                     13,052,470
                                                                   ------------
ELECTRICAL EQUIPMENT -- 1.0%
   14,700   General Signal Corp. ................................       620,156
   74,200   Littelfuse, Inc.* ...................................     1,845,725
                                                                   ------------
                                                                      2,465,881
                                                                   ------------
ELECTRONICS -- 1.3%
   70,200   Anicom, Inc.* .......................................     1,114,425
  104,900   Unitrode Corp.* .....................................     2,255,350
                                                                   ------------
                                                                      3,369,775
                                                                   ------------
ENVIRONMENTAL CONTROLS -- 0.5%
   18,400   AIM Safety Co.* .....................................       230,156
   97,600   Laidlaw Environmental Services* .....................       475,800
   27,000   OHM Corp.* ..........................................       212,738
   16,600   U.S. Filter Corp.* ..................................       496,963
                                                                   ------------
                                                                      1,415,657
                                                                   ------------
FOOD RETAILERS -- 1.9%
   73,600   Quality Food Centers, Inc.* .........................     4,931,199
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.1%
    3,900   Bowater, Inc. .......................................       173,306
   18,700   Stone Container Corp.* ..............................       195,181
                                                                   ------------
                                                                        368,487
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund /December 31, 1997 (continued)
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

HEALTH CARE PROVIDERS -- 2.4%
   91,800   Healthplan Services Corp. ...........................   $ 1,927,800
  230,900   Mid Atlantic Medical Services* ......................     2,943,975
   91,700   Physician Reliance Network, Inc.* ...................       957,119
   12,600   Sierra Health Services, Inc.* .......................       423,675
                                                                   ------------
                                                                      6,252,569
                                                                   ------------
HEAVY MACHINERY -- 3.4%
  110,300   Fastenal Co. ........................................     4,218,974
  105,800   JLK Direct Distribution, Inc.* ......................     2,962,400
   29,500   Stewart & Stevenson Services, Inc....................       752,250
   36,900   Tokheim Corp.* ......................................       763,369
    4,600   Varco International, Inc.* ..........................        98,612
                                                                   ------------
                                                                      8,795,605
                                                                   ------------
HOME CONSTRUCTION, FURNISHINGS &
   APPLIANCES -- 0.2%
   18,800   American Woodmark Corp. .............................       413,600
                                                                   ------------
HOUSEHOLD PRODUCTS -- 0.3%
   34,500   American Safety Razor Co.* ..........................       690,000
                                                                   ------------
MEDIA - BROADCASTING & PUBLISHING -- 0.6%
   10,100   Cablevision Systems Corp.* ..........................       967,075
   15,200   Central European Media Enterprises Ltd.* ............       383,800
    2,600   TCA Cable TV, Inc. ..................................       119,600
                                                                   ------------
                                                                      1,470,475
                                                                   ------------
MEDICAL & BIO-TECHNOLOGY -- 1.7%
   22,000   Biogen, Inc.* .......................................       800,250
   63,700   CN Biosciences, Inc.* ...............................     1,592,500
   53,700   Genzyme Corp.-General Division*......................     1,490,175
   36,100   NeoPath, Inc.* ......................................       469,300
                                                                   ------------
                                                                      4,352,225
                                                                   ------------
MEDICAL SUPPLIES -- 5.3%
   43,700   Healthdyne Technologies* ............................       890,388
   13,600   Heartstream, Inc.* ..................................       145,350
   72,400   Henry Schein, Inc.* .................................     2,534,000
    9,000   Hologic, Inc.* ......................................       186,188
   48,100   Patterson Dental Co.* ...............................     2,176,525
  129,000   Physician Sales & Service, Inc.* ....................     2,773,500
   95,300   Steris Corp.* .......................................     4,598,224
    5,100   Thoratec Laboratories Corp.* ........................        33,788
   21,700   Universal Hospital Services* ........................       330,925
                                                                   ------------
                                                                     13,668,888
                                                                   ------------
METALS -- 2.0%
   76,500   Armco, Inc.* ........................................       377,719
  139,500   Battle Mountain Gold Co. ............................       819,562
   31,000   Birmingham Steel Corp. ..............................       488,250
   45,900   Cyprus Amax Minerals Co. ............................       705,713
   12,100   Getchell Gold Corp.* ................................       290,400
   62,600   Hecla Mining* .......................................       309,088
   45,400   Kaiser Aluminum Corp.* ..............................       400,088
   12,800   Newmont Mining Corp. ................................       376,000
   11,300   Placer Dome, Inc. ...................................       143,369
  157,600   Royal Oak Mines, Inc.* ..............................       246,250
  125,300   TVX Gold, Inc.* .....................................       422,888
   28,600   Worthington Industries, Inc. ........................       471,900
                                                                   ------------
                                                                      5,051,227
                                                                   ------------
MISCELLANEOUS -- 0.1%
   37,300   Marker International* ...............................       149,200
                                                                   ------------
OIL & GAS EXPLORATION -- 8.5%
   61,200   Barrett Resources Corp.* ............................     1,851,300
   14,800   Benton Oil & Gas Co.* ...............................       191,475
   34,500   Devon Energy Corp. ..................................     1,328,250
  204,300   EEX Corporation* ....................................     1,851,469
   45,000   Forest Oil Corp.* ...................................       742,500
   87,900   HS Resources, Inc.* .................................     1,214,119
    3,500   Murphy Oil Corp. ....................................       189,656
   32,100   Nuevo Energy Co.* ...................................     1,308,075
  181,100   Oryx Energy Co.* ....................................     4,618,049
   42,900   Pioneer Natural Resources Co. .......................     1,241,419
   14,300   Pogo Producing Co. ..................................       421,850


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Emerging Opportunities Fund/December 31, 1997 (continued)
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

  197,700   Santa Fe Energy Resources, Inc.* ....................   $ 2,224,125
   60,100   Seagull Energy Corp.* ...............................     1,239,563
   32,000   Titan Exploration, Inc.* ............................       304,000
   10,300   Union Texas Petroleum Holdings, Inc. ................       214,369
  105,100   United Meridian Corp.* ..............................     2,955,938
                                                                   ------------
                                                                     21,896,157
                                                                   ------------
OIL & GAS FIELD SERVICES -- 6.8%
    6,100   BJ Services Co.* ....................................       438,819
   88,900   Global Marine, Inc.* ................................     2,178,050
   33,200   Hanover Compressor Co.* .............................       678,525
   15,200   KeySpan Energy Corp. ................................       559,550
   49,900   Nabors Industries, Inc.* ............................     1,568,731
  131,000   Oceaneering International, Inc.* ....................     2,587,250
   61,900   Parker Drilling Co.* ................................       754,406
   24,100   Petroleum Geo-Services ADR* .........................     1,560,475
   84,800   Pride International, Inc.* ..........................     2,141,200
   59,400   Reading & Bates Corp.* ..............................     2,487,375
    6,700   Rowan Co., Inc.* ....................................       204,350
   54,300   Weatherford Enterra, Inc.* ..........................     2,375,625
                                                                   ------------
                                                                     17,534,356
                                                                   ------------
PHARMACEUTICALS -- 3.6%
   54,500   Alpharma, Inc. ......................................     1,185,375
   31,300   Ascent Pediatrics, Inc.* ............................       183,888
   35,800   Carter-Wallace ......................................       604,125
   40,500   Columbia Laboratories, Inc.* ........................       642,938
   35,700   Kos Pharmaceuticals* ................................       551,119
   27,900   Matrix Pharmaceuticals, Inc.* .......................        95,906
  180,000   Mylan Labs, Inc. ....................................     3,768,749
    4,900   Nastech Pharmaceutical Co., Inc.* ...................        63,700
   17,000   Onyx Pharmaceuticals, Inc.* .........................       131,750
   35,400   R. P. Scherer Corp.* ................................     2,159,400
                                                                   ------------
                                                                      9,386,950
                                                                   ------------
REAL ESTATE -- 0.6%
   59,200   Atlantic Gulf Communities* ..........................       266,400
   20,300   Heartland Partners LP ...............................       324,800
    5,800   Storage USA, Inc. REIT ..............................       231,638
   23,900   Trizec Hahn Corp. ...................................       554,181
    6,200   Washington Real Estate Investment Trust .............       103,850
                                                                   ------------
                                                                      1,480,869
                                                                   ------------
RESTAURANTS -- 2.5%
   44,700   Brinker International, Inc.* ........................       715,200
  171,300   Landry's Seafood Restaurants* .......................     4,111,199
   99,300   O' Charleys, Inc.* ..................................     1,737,750
                                                                   ------------
                                                                      6,564,149
                                                                   ------------
RETAILERS -- 6.9%
  172,150   Arbor Drugs, Inc. ...................................     3,184,774
   64,400   Best Buy Co., Inc.* .................................     2,374,750
   23,940   CDW Computer Centers, Inc.* .........................     1,247,873
  130,300   Eagle Hardware & Garden, Inc.* ......................     2,524,563
   10,400   Homebase, Inc.* .....................................        81,900
   46,800   Michaels Stores* ....................................     1,368,900
   85,800   MSC Industrial Direct Co., Inc.* ....................     3,635,774
   71,500   Tech Data Corp.* ....................................     2,779,563
   15,300   Williams-Sonoma, Inc.* ..............................       640,688
                                                                   ------------
                                                                     17,838,785
                                                                   ------------
TELEPHONE SYSTEMS -- 0.7%
  107,200   Brightpoint, Inc.* ..................................     1,487,400
   11,800   Century Communications Corp.* .......................       115,050
   17,600   Vanguard Cellular Systems, Inc. Class A* ............       224,400
                                                                   ------------
                                                                      1,826,850
                                                                   ------------
TEXTILES, CLOTHING & FABRICS -- 0.4%
   27,500   Osh Kosh B Gosh Class A .............................       907,500
                                                                   ------------
TRANSPORTATION -- 1.5%
   16,900   Covenant Transport, Inc.* ...........................       257,725
   23,700   Halter Marine Group, Inc.* ..........................       684,338
   19,500   Kirby Corp.* ........................................       376,594

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Emerging Opportunities Fund/December 31, 1997 (continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
-------------------------------------------------------------------------------

   68,600   Offshore Logistics, Inc.* ...........................   $ 1,466,325
   22,800   Simon Transportation Services* ......................       547,200
   30,300   Transport Corporation of America, Inc.* .............       477,225
    8,300   Werner Enterprises, Inc. ............................       170,150
                                                                   ------------
                                                                      3,979,557
                                                                   ------------

Total Investments -- 94.9%
   (Cost $212,586,767)                                              245,774,796
Other assets in excess of liabilities -- 5.1%                        13,111,632
                                                                   ------------
Total Net Assets -- 100.0%                                         $258,886,428
                                                                   ============

Notes to the Portfolio of Investments:
REIT - Real Estate Investment Trust
ADR - American Depository Receipt
*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1997
--------------------------------------------------------------------------------

Shares                                              Value
--------------------------------------------------------------

COMMON STOCKS -- 97.9%

AIRLINES -- 4.5%
   62,800   AMR Corp.* .......................  $   8,069,800
   56,800   Delta Air Lines, Inc. ............      6,759,200
   59,600   Federal Express Corp.* ...........      3,639,325
                                               ---------------
                                                   18,468,325
                                               ---------------
AUTOMOTIVE -- 2.9%
  249,700   Ford Motor Co. ..................      12,157,268
                                               ---------------
BANKING -- 13.5%
   74,810   Banc One Corp. ...................      4,063,118
  134,300   BankAmerica Corp. ................      9,803,899
   31,700   Bankers Trust New York Corp. .....      3,564,269
   50,000   Barnett Banks, Inc. ..............      3,593,750
   64,028   Chase Manhattan Corp. ............      7,011,066
   60,403   First Chicago NBD Corp. ..........      5,043,651
  115,500   Fleet Financial Group, Inc. ......      8,655,281
  132,300   H.F. Ahmanson & Co. ..............      8,855,831
   88,300   Nationsbank Corp. ................      5,369,744
                                               ---------------
                                                   55,960,609
                                               ---------------
BEVERAGES, FOOD & TOBACCO -- 4.6%
  145,900   Anheuser-Busch Co., Inc. .........      6,419,600
  175,600   Pepsico, Inc. ....................      6,398,425
  111,800   Sara Lee Corp. ...................      6,295,738
                                               ---------------
                                                   19,113,763
                                               ---------------
COMMUNICATIONS -- 2.7%
  152,100   SBC Communications, Inc. ........      11,141,324
                                               ---------------
COMPUTER SOFTWARE
   & PROCESSING -- 1.6%
  149,998   Electronic Data Systems Corp. ...       6,590,537
                                               ---------------
COMPUTERS & INFORMATION -- 3.4%
   64,400   Hewlett Packard Co. ..............      4,025,000
   94,900   IBM Corp. ........................      9,922,980
                                               ---------------
                                                   13,947,980
                                               ---------------
ELECTRIC UTILITIES -- 5.7%
  105,400   Consolidated Edison of
            N.Y., Inc. .......................      4,321,400
  208,200   Edison International .............      5,660,438
  174,900   Entergy Corp. ....................      5,236,069
  275,485   PG&E Corp. .......................      8,385,075
                                               ---------------
                                                   23,602,982
                                               ---------------
ELECTRICAL EQUIPMENT -- 2.2%
  124,400   General Electric Co. ............       9,127,850
                                               ---------------
ELECTRONICS -- 1.2%
   87,900   Motorola, Inc. ..................       5,015,794
                                               ---------------
ENTERTAINMENT & LEISURE -- 1.6%
  118,600   Carnival Corp. A ................       6,567,475
                                               ---------------
FINANCIAL SERVICES -- 5.4%
  193,200   Federal National Mortgage
            Association ......................     11,024,474
  194,024   Morgan Stanley, Dean Witter,
            Discover and Co. .................     11,471,668
                                               ---------------
                                                   22,496,142
                                               ---------------
FOREST PRODUCTS & PAPER -- 3.6%
  176,200   Fort James Corp. .................      6,739,650
  112,100   International Paper Co. ..........      4,834,313
  114,400   Mead Corp. .......................      3,203,200
                                               ---------------
                                                   14,777,163
                                               ---------------
HEAVY CONSTRUCTION -- 0.9%
  145,000   Foster Wheeler Corp. ............       3,924,063
                                               ---------------
HEAVY MACHINERY -- 1.0%
   82,800   Caterpiller Tractor, Inc. .......       4,020,975
                                               ---------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES-- 1.7%
  127,400   Whirlpool Corp. .................       7,007,000
                                               ---------------
INSURANCE -- 8.5%
  102,400   Aetna, Inc. ......................      7,225,600
  107,883   Allstate Corp. ...................      9,803,867
   80,500   Chubb Corp. ......................      6,087,813
   39,600   TransAmerica Corp. ...............      4,217,400
  149,668   Travelers Group Inc.(a) ..........      8,063,364
                                               ---------------
                                                   35,398,044
                                               ---------------
MEDIA - BROADCASTING
   & PUBLISHING -- 3.0%
   71,500   Time Warner, Inc. ................      4,433,000




    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1997 (continued)
-------------------------------------------------------------------------------

Shares                                                              Value
------------------------------------------------------------------------------

  128,900   Tribune Co. ......................................  $   8,024,025
                                                               ---------------
                                                                   12,457,025
                                                               ---------------
MEDICAL SUPPLIES -- 1.3%
  110,200   Baxter International, Inc. .......................      5,558,213
                                                               ---------------
METALS -- 1.9%
   77,800   Reynolds Metals Co. ..............................      4,668,000
  109,400   USX-US Steel Group, Inc. .........................      3,418,750
                                                               ---------------
                                                                    8,086,750
                                                               ---------------
OIL & GAS -- 10.0%
  120,100   Amerada Hess Corp. ...............................      6,590,488
   92,900   Ashland, Inc. ....................................      4,987,569
   91,600   Atlantic Richfield Co. ...........................      7,339,450
   55,012   British Petroleum ADR ............................      4,383,769
  115,800   Exxon Corp. ......................................      7,085,513
   67,400   Mobil Corp. ......................................      4,865,438
  116,500   Texaco, Inc. .....................................      6,334,688
                                                               ---------------
                                                                   41,586,915
                                                               ---------------
PHARMACEUTICALS -- 3.5%
   87,100   Bristol Myers Squibb Co. .........................      8,241,838
  100,700   Schering Plough Corp. ............................      6,255,988
                                                               ---------------
                                                                   14,497,826
                                                               ---------------
RETAILERS -- 3.4%
   99,200   J.C. Penney Co., Inc. ............................      5,983,000
   72,000   Sears Roebuck & Co. ..............................      3,258,000
  125,600   Wal-Mart Stores, Inc. ............................      4,953,350
                                                               ---------------
                                                                   14,194,350
                                                               ---------------
TELEPHONE SYSTEMS -- 8.0%
  156,600   AT&T Corp. .......................................      9,591,750
  123,378   Bell Atlantic Corp. ..............................     11,227,397
  115,859   GTE Corporation ..................................      6,053,633
  205,800   Worldcom, Inc.* ..................................      6,225,450
                                                               ---------------
                                                                   33,098,230
                                                               ---------------
TRANSPORTATION -- 1.8%
   45,700   FMC Corp.* .......................................      3,076,181
  128,200   Ryder System .....................................      4,198,550
                                                               ---------------
                                                                    7,274,731
                                                               ---------------
Total Investments -- 97.9%
   (Cost $297,388,264)                                            406,071,334
Other assets in excess of liabilities-- 2.1%                        8,626,761
                                                               ===============
Total Net Assets-- 100.0%                                      $  414,698,095
                                                               ===============


Notes to the Portfolio of Investments: ADR -- American Depository Receipt
*    Non-income producing security.
(a) An affiliate of American Odyssey Funds Management Inc. Received in exchange for Salomon Brothers stock upon acquisition by Travelers Group Inc.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1997
-------------------------------------------------------------------------------

Principal
Amount                                                                Value
-------------------------------------------------------------------------------

FOREIGN OBLIGATIONS -- 6.0%

Corporate Debt
$     600,000   Comtel Brasileira Ltd. 144A, Yankee Dollar
                10.750%, 09/26/04 .............................  $     589,500
      320,000   Korea Development Bank 7.125%, 09/17/01 .......        272,636
      870,000   Korea Electric Power 6.375%, 12/01/03 .........        667,653
    2,000,000   Petroleos Mexicanos, Yankee Dollar 8.850%,
                09/15/07 ......................................      1,980,000
    1,000,000   Sears Overseas Finance, Euro-Dollar 0.000%,
                07/12/98 ......................................        973,580
    2,218,059   YPF Sociedad Anonima, Yankee-Dollar 7.000%,
                10/26/02 ......................................      2,230,569
                                                                 -------------
                                                                     6,713,938
                                                                 -------------
Government Obligations
    2,000,000   Quebec Province, Yankee-Dollar 5.670%,
                02/27/26 ......................................      2,108,060
    1,390,000   Republic of Argentina Global Bond 9.750%,
                09/19/27 ......................................      1,333,009
    2,182,300   Republic of Brazil 6.813%, 01/01/01 ...........      2,074,560
      980,000   Venezuela 9.250%, 09/15/27 ....................        880,529
                                                                 -------------
                                                                     6,396,158
                                                                 -------------

Total Foreign Obligations
   (Cost $13,024,098) .........................................     13,110,096
                                                                 -------------

U.S. CORPORATE OBLIGATIONS -- 21.2%

Asset Backed and Mortgage Backed
    1,020,000   Nomura Assets Securities Corp., REMIC 7.120%,
                04/13/36 ......................................      1,064,146
                                                                  ------------
Corporate Bonds & Notes
    2,000,000   Associates Corporation of North America
                8.150%, 08/01/09 ..............................      2,235,280
    1,000,000   Cit Group Holdings 8.375%, 11/01/01 ...........      1,070,630
    1,500,000   Citicorp Capital I 7.933%, 02/15/27 ...........      1,599,315
    1,350,000   Commonwealth Edison Co. 8.375%, 02/15/23 ......      1,478,277
      500,000   Commonwealth Edison Co. 8.625%, 02/01/22 ......        551,675
      400,000   Dean Witter Discover & Co. 6.250%, 03/15/00 ...        400,676
    2,500,000   Ford Motor Co. 7.700%, 05/15/97 ...............      2,747,025
    2,000,000   Ford Motor Credit Corp. 5.750%, 01/25/01 ......      1,972,340
      350,000   General Motors Acceptance Corp. 9.625%,
                12/15/01 ......................................        389,102
    4,700,000   General Motors Acceptance Corp. - Units
                0.000%, 06/15/15 ..............................      1,493,425
      370,351   GG1B Funding Corp 7.430%, 01/15/11 ............        373,307
    2,000,000   International Paper Co. 7.000%, 06/01/01 ......      2,042,660
    2,000,000   JP Morgan Co. 6.000%, 02/15/12 ................      1,916,480
    1,500,000   JPM Capital Trust I 7.540%, 01/15/27 ..........      1,523,790


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Long-Term Bond Fund/December 31, 1997
(continued)
-------------------------------------------------------------------------------

Principal
Amount                                              Value
--------------------------------------------------------------

$   2,000,000   Lockheed Martin
                6.850%, 05/15/01 .............  $   2,036,020
      600,000   Loews Corp.
                7.625%, 06/01/23 .............        616,968
      700,000   NBD Bank N.A.
                8.250%, 11/01/24 .............        829,612
    2,000,000   News America Holdings
                8.250%, 10/17/96 .............      2,173,380
      400,000   News America Holdings
                8.450%, 08/01/34 .............        451,628
    2,000,000   Niagara Mohawk
                Power Corp.
                7.750%, 05/15/06 .............      2,111,080
      740,000   Philip Morris Co., Inc.
                7.000%, 07/15/05 .............        754,326
    1,600,000   Republic of New York Corp.
                7.200%, 07/15/97 .............      1,693,360
    2,000,000   RJR Nabisco, Inc.
                6.850%, 06/15/05 .............      2,041,440
      200,000   RJR Nabisco, Inc.
                8.500%, 07/01/07 .............        213,210
      380,000   RJR Nabisco, Inc.
                8.750%, 08/15/05 .............        409,993
    2,000,000   Southern California Edison
                6.500%, 06/01/01 .............      2,017,220
      400,000   Southern Union Co.
                7.600%, 02/01/24 .............        417,412
      950,000   TCI Communications
                8.750%, 08/01/15 .............      1,101,041
    1,860,000   TCI Communications
                9.650%, 03/31/27 .............      2,177,353
      800,000   Telecommunications, Inc.
                7.875%, 08/01/13 .............        860,456
    2,000,000   Time Warner Entertainment
                8.375%, 03/15/23 .............      2,282,360
    1,000,000   Time Warner Entertainment
                8.375%, 07/15/33 .............      1,144,760

    2,000,000   US West Capital
                Funding, Inc.
                7.950%, 02/01/97 .............      2,203,060
                                               ---------------
                                                   45,328,661
                                               ---------------

Total U.S. Corporate Obligations
   (Cost $43,098,794) .......................      46,392,807
                                               ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 65.1%

U.S. Government Agency Mortgage Backed Obligations
    9,040,130   Federal Home Loan Mortgage
                Corp.,
                7.000%, 01/01/26 .............      9,130,531
      978,520   Federal National
                Mortgage Association
                6.000%, 02/01/26 .............        945,935
      992,957   Federal National
                Mortgage Association
                6.000%, 10/01/27 .............        957,419
   14,100,000   Federal National
                Mortgage Association, TBA
                7.000%, 01/01/27 .............     14,201,379
    3,000,000   Federal National
                Mortgage Association, TBA
                8.500%, 01/01/26 .............      3,132,180
      195,637   Government National Mortgage
                Association
                9.500%, 09/15/30 .............        207,987
    4,570,000   Government National Mortgage
                Association, TBA
                7.000%, 01/01/28 .............      4,607,154
    8,890,000   Government National Mortgage
                Association, TBA
                7.500%, 01/01/28 .............      9,106,738
                                               ---------------
                                                   42,289,323
                                               ---------------



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1997
(continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------

U.S. Government Agency Obligations
$   3,000,000   Federal Home Loan Bank 5.920%, 06/29/00 ........  $   3,007,980
    3,000,000   Federal Home Loan Bank 6.285%, 07/28/00 ........      3,033,270
    3,000,000   Federal Home Loan Mortgage Corp. 6.783%,
                08/18/05 .......................................      3,133,590
    3,000,000   Federal National Mortgage Association 6.140%,
                11/25/05 .......................................      2,979,870
   20,000,000   Resolution Funding Corp., TIGR Coupon Strip
                0.000%, 01/15/11(a) ............................      9,097,800
   15,000,000   Resolution Funding Corp., TIGR Principal Strip
                0.000%, 01/15/30 ...............................      2,222,550
                                                                  -------------
                                                                     23,475,060
                                                                  -------------
U.S. Treasury Bonds
    4,380,000   6.000%, 02/15/26(a) ............................      4,374,525
    1,100,000   6.125%, 11/15/27 ...............................      1,130,426
   15,660,000   6.625%, 02/15/27(a) ............................     17,000,809
    2,560,000   6.375%, 08/15/27 ...............................      2,700,006
                                                                  -------------
                                                                     25,205,766
                                                                  -------------
U.S. Treasury Notes
   10,402,878   3.375%, 01/15/07 II ............................     10,129,802
   24,000,000   5.625%, 12/31/02 ...............................     23,910,000
      100,000   5.625%, 11/30/00 ...............................         99,812
    3,670,000   5.750%, 10/31/02(a) ............................      3,673,450
      700,000   5.750%, 11/30/02 ...............................        700,546
    2,100,000   5.875%, 09/30/02 ...............................      2,111,487
    1,300,000   6.625%, 07/31/01 ...............................      1,336,556
                                                                  -------------
                                                                     41,961,653
                                                                  -------------
U.S. Treasury Principal Strip
    5,000,000   0.000%, 02/15/19 ...............................      1,402,650
   34,000,000   0.000%, 11/15/21(a) ............................      8,084,180
                                                                  -------------
                                                                      9,486,830
                                                                  -------------

Total U.S. Government and Agency Obligations
   (Cost $140,633,163) .........................................  $ 142,418,632
                                                                  -------------

PURCHASED OPTIONS -- 0.0%
      257,500   90 Day Eurodollar Future Call Option, expires
                6/15/98, Strike price $94.25 (Cost $29,223) ....         38,625
                                                                  -------------

SHORT-TERM INVESTMENTS -- 1.0%
U.S. TREASURY BILLS -- 1.0%
    2,200,000   U.S. Treasury Bill 5.230%(b), 03/05/98(c)
                (Cost $2,179,864) ..............................      2,180,437
                                                                  -------------

Total Investments -- 93.3%
   (Cost $198,965,142)                                              204,140,597
Other assets in excess of liabilities -- 6.7%                        14,713,754
                                                                  =============
Total Net Assets -- 100.0%                                        $ 218,854,351
                                                                  =============


Notes to the Portfolio of Investments:
Euro-Dollar -- Bonds issued offshore that pay interest and
   principal in U. S. Dollars.
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed delivery transaction (Note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Yankee-Dollar -- U.S. Dollar denominated bonds issued by
   non-U.S. companies in the U.S.
144A - Securities restricted for resale to Qualified
   Institutional Buyers
II - Inflation Indexed
(a) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(b) Rate noted reflects yield to maturity at issue.
(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1997
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
-------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 4.6%

Corporate Debt
$   5,000,000   Avon Energy Partners
                Holdings 144A
                6.730%, 12/11/02 ................................  $  5,049,705
                                                                   ------------

Total Foreign Obligations
   (Cost $5,000,000) ............................................     5,049,705
                                                                   ------------

U.S. CORPORATE OBLIGATIONS -- 56.3%

Asset Backed and Mortgage Backed
    1,452,000   DQU II Funding
                7.230%, 12/01/99 ................................     1,479,820
    1,500,000   Household Private Label Credit Card Master
                Trust II 8.000%, 09/20/03 .......................     1,532,340
    1,000,000   Signet Credit Card Master Trust
                7.350%, 09/15/02 ................................     1,015,620
                                                                   ------------
                                                                      4,027,780
                                                                   ------------
Corporate Bonds & Notes
       50,000   Banponce Financial Corp.
                6.750%, 08/09/01 ................................        50,484
    4,500,000   CalEnergy Company, Inc.
                9.500%, 09/15/06 ................................     4,917,240
    1,750,000   CIT Group Holdings, Inc.
                6.200%, 10/20/00 ................................     1,751,803
    3,000,000   Columbia/HCA Healthcare Corp.
                6.870%, 09/15/03 ................................     2,941,470
    1,500,000   Columbia/HCA Healthcare Corp.
                8.700%, 02/10/10 ................................     1,617,195
    2,800,000   Comdisco Inc.
                6.500%, 04/30/99 ................................     2,817,752
    2,500,000   Continental Cablevision, Inc.
                11.000%, 06/01/07 ...............................     2,775,900
    2,100,000   Cox Communications, Inc.
                6.690%, 09/20/04 ................................     2,114,490
    2,000,000   Crane Co.
                7.250%, 06/15/99 ................................     2,027,900
    1,100,000   GTE Corporation
                9.100%, 06/01/03 ................................     1,237,669
    3,000,000   Hewlett-Packard Finance Corp.
                6.500%, 12/30/99 ................................     3,020,625
    1,850,000   Illinois Power
                6.500%, 09/01/99 ................................     1,856,790
    3,000,000   Nationwide Health Properties
                6.900%, 10/01/37 ................................     3,092,166
    4,200,000   Philip Morris Co., Inc.
                6.950%, 06/01/06 ................................     4,329,935
    5,000,000   Six Flags Entertainment
                0.000%, 12/15/99 ................................     4,422,650
    4,050,000   Tele Communications, Inc.
                9.650%, 10/01/03 ................................     4,340,588
    3,500,000   Texaco Capital
                8.500%, 02/15/03 ................................     3,841,390
    1,500,000   United Illuminating
                7.375%, 01/15/98 ................................     1,500,555
    4,400,000   US West Capital Funding, Inc.
                6.950%, 01/15/37 ................................     4,532,308
    3,750,000   USL Capital Corp.
                8.125%, 02/15/00 ................................     3,891,825
                                                                   ------------
                                                                     57,080,735
                                                                   ------------
Total U.S. Corporate Obligations
   (Cost $60,665,854) ...........................................    61,108,515
                                                                   ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 30.9%

U.S. Treasury Notes
    5,000,000   5.750%, 11/15/00 ................................     5,010,935
   23,350,000   5.750%, 10/31/02 ................................    23,371,948
    5,000,000   6.125%, 08/15/07 ................................     5,138,300
                                                                   ------------
                                                                     33,521,183
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1997 (continued)
-------------------------------------------------------------------------------

Principal
Amount                                                                Value
-------------------------------------------------------------------------------

Total U.S. Government and Agency Obligations
   (Cost $33,426,313) ...........................................    33,521,183
                                                                   ------------

SHORT-TERM INVESTMENTS -- 7.0%
COMMERCIAL PAPER
$   2,000,000   Goldman Sachs Group LP
                5.950%(a), 01/05/98 .............................     1,998,678
    2,000,000   Transamerica Financial Corp.
                6.000%(a), 01/06/98 .............................     1,998,333
    3,597,000    UBS Finance (Delaware) Inc.
                 6.750%(a), 01/02/98.............................     3,596,326

Total Short-Term Investments                                       ------------
   (Cost $7,593,337).............................................     7,593,337
                                                                   ------------

Total Investments -- 98.8%
   (Cost $106,685,504)                                              107,272,740
Other assets in excess of liabilities --  1.2%                        1,322,894
                                                                   ============
Total Net Assets -- 100.0%                                         $108,595,634
                                                                   ============
Notes to the Portfolio of Investments:
REIT -- Real Estate Investment Trust
144A -- Securities restriced for resale to
   Qualified Institutional Buyers
Yankee-Dollar -- U.S. Dollar denominated bonds issued by
   non-U.S. companies in the U.S.
(a) Rate noted reflects yield to maturity at issue.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1997
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
-------------------------------------------------------------------------------

U.S. CORPORATE OBLIGATIONS -- 34.8%
Asset Backed and Mortgage Backed
$  1,500,000   Contimortgage Home Equity Trust 6.770%, 01/15/12 ... $ 1,510,781
     530,000   Contimortgage Home Equity Trust 7.340%, 07/15/11 ...     535,464
   1,625,000   Equicredit Home Equity Trust, REMIC 6.840%,
               09/15/11 ...........................................   1,653,226
     925,000   Premier Auto 1997-2 A4 6.250%, 06/06/01 ............     926,734
   1,020,000   Student Loan Marketing Association 7.500%,
               03/08/00 ...........................................   1,054,741
   1,250,000   The Money Store Home Equity Trust 6.520%, 07/15/12 .   1,250,388
                                                                   ------------
                                                                      6,931,334
                                                                   ------------
Corporate Bonds & Notes
     800,000   American General 8.500%, 06/15/99 ..................     825,256
     500,000   Associates Corp. N. A. 6.375%, 08/15/00 ............     502,815
     215,000   BankAmerica Corp. 6.625%, 05/30/01 .................     217,346
   1,625,000   BankAmerica Corp. 8.125%, 02/01/02 .................   1,730,706
     775,000   Ford Holdings, Inc. 9.250%, 03/01/00 ...............     822,205
     475,000   Ford Motor Credit Corp. 8.200%, 02/15/02 ...........     507,310
   1,575,000   General Motors 9.625%, 12/01/00 ....................   1,714,167
     895,000   Lehman Brothers Holdings, Inc. 6.500%, 10/01/02 ....     895,179
     317,000   Nationsbank Corp. 6.500%, 08/15/03 .................     320,050
   1,785,000   Norwest Corp. 8.150%, 11/01/01 .....................   1,901,525
   1,500,000   Salomon, Inc. 7.250%, 05/01/01 .....................   1,539,480
     750,000   Sears Roebuck Acceptance Corp. 6.600%, 09/22/04 ....     758,360
   1,780,000   Union Acceptance Corp. 6.260%, 02/08/02 ............   1,780,556
                                                                    -----------
                                                                     13,514,955
                                                                    -----------

Total U.S. Corporate Obligations (Cost $20,313,763) ...............  20,446,289
                                                                    -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 63.1%

U.S. Government Agency Mortgage Backed Obligations
   2,957,945   Federal Home Loan Mortgage Corp., REMIC 5.500%,
               04/15/05 ...........................................   2,913,576
     779,177   Federal Home Loan Mortgage Corp., REMIC 6.000%,
               08/15/20 ...........................................     777,229
   2,036,000   Federal Home Loan Mortgage Corp., REMIC 7.000%,
               06/15/21 ...........................................   2,056,279
   4,469,827   Federal National Mortgage Association 6.470%,
               12/01/01 ...........................................   4,502,009
   2,441,134   Federal National Mortgage Association 6.925%,
               03/01/01 ...........................................   2,485,074
   1,396,876   Federal National Mortgage Association 8.500%,
               03/01/25 ...........................................   1,461,677
   2,740,000   Federal National Mortgage Association, REMIC 5.700%,
               06/25/17 ...........................................   2,715,148
                                                                    -----------
                                                                     16,910,992
                                                                    -----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1997 (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------

U.S. Government Agency Obligations
$    425,000   Federal Home Loan Bank 5.870%, 11/21/00 ............ $   425,531
   2,500,000   Federal Home Loan Bank 5.970%, 10/06/00 ............   2,508,975
   1,000,000   Federal Home Loan Bank 6.100%, 10/27/99 ............     997,970
   2,400,865   Federal Home Loan Mortgage Corp. 5.500%, 12/01/99 ..   2,390,133
   3,105,000   Federal Home Loan Mortgage Corp. 7.125%, 07/21/99 ..   3,165,641
     580,000   Federal National Mortgage Association 6.270%,
               10/26/00 ...........................................     579,095
                                                                    -----------
                                                                     10,067,345
                                                                    -----------

U.S. Treasury Bonds 5,580,000   6.500%, 05/31/02 ..................   5,743,047
                                                                    -----------
                                                                      5,743,047
                                                                    -----------
U.S. Treasury Notes
   1,100,000   4.750%, 10/31/98 ...................................   1,092,091
   2,545,000   6.125%, 07/31/00 ...................................   2,571,239
     724,000   7.125%, 09/30/99 ...................................     741,195
                                                                    -----------
                                                                      4,404,525
                                                                    -----------

Total U.S. Government and Agency Obligations
  (Cost $36,874,528) ..............................................  37,125,909
                                                                    -----------


Total Investments -- 97.9%
  (Cost $57,188,291)                                                 57,572,198
Other assets in excess of liabilities -- 2.1%                         1,248,348
                                                                    ===========
Total Net Assets -- 100.0%                                          $58,820,546
                                                                    ===========
Notes to the Portfolio of Investments:
REMIC -- Real Estate Mortgage Investment Conduit


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
  Notes to Financial Statements
  American Odyssey Funds, Inc./December 31, 1997
-------------------------------------------------------------------------------

NOTE 1.  Organization

      American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, as permitted by Treasury regulations and insurance companies and their affiliates.

NOTE 2.  Significant Accounting Policies

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a)  Securities Valuation

      Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

      Futures contracts and options are valued based upon their quoted daily settlement prices.

b)  Off Balance Sheet Risk

      The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments,
(b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amount recognized in the Statement of Assets and Liabilities.

c)  Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. Gains and losses are realized upon the expiration or closing of the futures contract.

d)  Options

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e)  Forward Foreign Currency Contracts

      The International Equity Fund may enter into forward foreign currency contracts to manage its exposure to fluctuations in certain foreign currency values. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as a unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f)  Repurchase Agreements

      The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g)  Currency Translation

      Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h)  Organization Expenses

      Organization expenses totaling $147,450 have been deferred and are being amortized on a straight-line basis through May 1998. If any of the initial shares of the Company are redeemed by any shareholder during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of initial shares outstanding at the time of redemption.

i)  Taxes

      It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

j)  Distributions

      Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1997. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified to additional paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments, futures contracts, option contracts and foreign currency transactions.

k)  Securities Transactions

      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. Management, Transfer Agency and Subadvisory Agreements and Transactions with Affiliates

      The Company has entered into a management  agreement with American
Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the costs pursuant to the subadvisory agreements, the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company.The Company bears all other costs and expenses.

      Under the terms of the management agreement, the Funds pay AOFM a manage-ment fee based on average daily net assets as follows: International Equity Fund, .70% for the first $50 million in assets, .65% for the next $50 million in assets, and .55% for the assets over $100 million; Emerging Opportunities Fund, .75% for the first $50 million in assets allocated to Cowen Asset Management ("Cowen"), .70% for the next $50 million in assets allocated to Cowen, and .65% for assets over $100 million allocated to Cowen, .65% for the first $100 million in assets allocated to Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson") and .55% for the assets over $100 million allocated to Wilke/Thompson; Core Equity Fund, .60% for the first $100 million in assets and
 .55% for the assets over $100 million; Long-Term Bond Fund, .50% for the first $250 million in assets, and .40% for assets over $250 million; Intermediate-Term Bond Fund, .50% for the first $100 million in assets, .45% for the next $100 million in assets, and .40% for assets over $200 million; Short-Term Bond Fund,
 .50% for the first $100 million in assets and .40% for assets over $100 million. Prior to May 1, 1997, Wilke/Thompson was the sole subadvisor for the Emerging Opportunities Fund. The management fee paid to AOFM prior to that date was .65% for the first $100 million in assets and .55% for assets over $100 million. AOFM's management fees for the year ended December 31, 1997 were $6,457,424.

      AOFM previously agreed to waive fees or reimburse expenses for the Short-Term Bond Fund to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including the Manager's investment advisory fees), exceeded 0.75%. During the fiscal year ended December 31, 1997, the Short-Term Bond Fund completed repaying the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed pursuant to the above expense limitation. For the year ended December 31, 1997, the Short-Term Bond Fund paid to AOFM $42,792 for reimbursement of previous fees waived and expenses reimbursed..

      The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.

      Under the subadvisory agreements, AOFM pays each subadvisor a fee that is computed daily and paid monthly at the annual rates based on the value of the Fund's average daily net assets as follows: International Equity Fund, .45% for the first $50 million in assets, .40% for the next $50 million in assets, and
 .30% for assets over $100 million; Emerging Opportunities Fund, .50% for the first $50 million in assets allocated to Cowen, .45% for the next $50 million in assets allocated to Cowen, and .40% for assets over $100 million allocated to Cowen, .40% for the first $100 million in assets allocated to Wilke/Thompson and
 .30% for assets over $100 million allocated to Wilke/Thompson; Core Equity Fund, .35% for the first $100 million in assets and .30% for assets over $100 million;
Long-Term Bond Fund, .25% for the first $250 million in assets and .15% for assets over $250 million; Intermediate-Term Bond Fund, .25% for the first $100 million in assets, .20% for the next $100 million in assets, and .15% for assets over $200 million; and Short-Term Bond Fund, .25% for the first $100 million in assets and .15% for assets over $100 million. Prior to May 1, 1997, Wilke/Thompson was the sole subadvisor for the Emerging Opportunities Fund.

      Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund.

NOTE 4.  Directed Brokerage Arrangements

      The International Equity Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.

      Under these arrangements for the year ended December 31, 1997, broker-dealers paid custodian expenses for the International Equity Fund and the Core Equity Fund of $35,639 and $58,525, respectfully.

NOTE 5.  Securities Transactions

      The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 1997 were:


                                                        Emerging                                     Intermediate-
                                    Internationa     Opportunities     Core Equity      Long-Term        Term        Short-Term
                                    Equity Fund           Fund             Fund         Bond Fund      Bond Fund     Bond Fund
                                   --------------   ---------------   -------------    -----------   -------------  ------------
Purchases:
  Government......................  $        --      $         --      $         --   $625,127,560   $103,812,247   $ 92,163,012
  Non-Government..................   91,963,944       211,342,351       190,344,034     44,229,130     99,747,105     24,161,769
                                    -----------      ------------      ------------   ------------   ------------   ------------
  Total...........................  $91,963,944      $211,342,351      $190,344,034   $669,356,690   $203,559,352   $116,324,781
                                    ===========      ============      ============   ============   ============   ============

Sales:
  Government......................  $        --      $         --      $         --   $621,325,933   $ 90,856,875   $ 93,366,643
  Non-Government..................   46,941,480       161,481,564       158,647,206     19,170,339    104,069,897     10,852,802
                                    ===========      ============      ============   ============   ============   ============
  Total...........................  $46,941,480      $161,481,564      $158,647,206   $640,496,272   $194,926,772   $104,219,445
                                    ===========      ============      ============   ============   ============   ============


      At December 31, 1997, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:


                                                        Emerging                                     Intermediate-
                                    Internationa     Opportunities     Core Equity      Long-Term        Term        Short-Term
                                    Equity Fund           Fund             Fund         Bond Fund      Bond Fund     Bond Fund
                                   --------------   ---------------   -------------    -----------   -------------  ------------
Federal Income Tax Cost...........  $201,197,983     $212,866,154      $297,388,264   $199,003,151   $106,685,504   $57,204,658
                                    ============     ============      ============   ============   ============   ===========
Gross Unrealized
  Appreciation....................    44,039,532       42,142,217       116,449,047      5,472,822        673,017       398,086
Gross Unrealized
  (Depreciation)..................   (21,029,663)      (9,233,575)       (7,765,977)      (335,376)       (85,781)      (30,546)
                                    ------------     ------------      ------------   ------------   ------------   -----------
Net Unrealized Appreciation.......  $ 23,009,869     $ 32,908,642      $108,683,070   $  5,137,446   $    587,236   $   367,540
                                    ============     ============      ============   ============   ============   ===========


NOTE 6.  Futures Contracts

      At December 31, 1997, the Long-Term Bond Fund had entered into the following futures contracts:


                                                                                                                  Unrealized
    Number                                        Underlying             Expiration     Nominal     Nominal       Appreciation/
 of Contracts             Face Value              Securities                Date          Cost       Value       (Depreciation)
--------------           ------------    -----------------------------  ------------   ---------   ---------    ----------------
Short Position
--------------
     231                  $23,100,000    U.S. Long-Term Treasury Bonds     3/20/98    $27,650,892 $27,828,281     $   (177,389)
Long Position
-------------
     130                   13,000,000    5 Year U.S. Treasury Note         3/20/98     14,122,225  14,121,250             (975)
                                                                                                                  ------------
                                         Total:                                                                   $   (178,364)
                                                                                                                  ============


      At December 31, 1997, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. Written Options

      The Long Term Bond Fund's activity in written options during year ended December 31, 1997 was as follows:


                                                                                         Number of
                                                                                          Options       Premiums
                                                                                         ----------    -----------
Options Outstanding at December 31, 1996..............................................         213     $  197,715
    Options Written...................................................................       6,187      1,407,266
    Options Canceled in Closing Transactions..........................................      (1,951)    (1,260,110)
    Options Expired...................................................................      (4,275)      (242,551)
    Options Exercised.................................................................        (174)      (102,320)
                                                                                        ----------     ----------
Options Outstanding at December 31, 1997..............................................           0     $        0
                                                                                        ==========     ==========

Cost of closing transactions.........................................................                  $  806,770
                                                                                                       ==========


NOTE 8. Forward Foreign Currency Contracts

      The International Equity Fund had forward foreign currency contracts which contractually obligates the Fund to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 1997:


                                                                Foreign
                                                               Contract                                Unrealized
                                                                U.S. $      Settlement    Current      Appreciation/
                           Sales                                 Value        Date      U.S. $ Value  (Depreciation)
------------------------------------------------------------  ------------  ----------  ------------- ------------
British Pound.............................................    $ 6,579,630    01/26/98    $ 6,648,723   $  (69,093)
British Pound.............................................      5,748,174    02/24/98      5,593,964      154,210
German Deutsche Mark......................................      3,430,531    01/14/98      3,322,628      107,903
Japanese Yen..............................................      3,241,430    02/27/98      3,122,467      118,963
Japanese Yen..............................................      8,798,760    03/09/98      8,531,746      267,014
Japanese Yen..............................................      3,164,738    03/16/98      3,129,812       34,926
Swiss Franc...............................................      5,198,064    01/07/98      5,154,366       43,698
Swiss Franc...............................................      4,202,149    01/30/98      4,027,273      174,876
Swiss Franc...............................................      3,309,557    02/13/98      3,121,268      188,289
                                                              -----------                -----------   ----------
    Total Sales...........................................    $43,673,033                $42,652,247   $1,020,786
                                                              ===========                ===========  ===========


NOTE 9.  Delayed Delivery Transactions:

      The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

      At December 31, 1997, the Fund has entered into the following delayed delivery transactions.


                                                                                   Settlement
 Type                                  Security                                       Date            Amount
 ----    ---------------------------------------------------------------------    --------------    -----------
 Buy     Federal National Mortgage Association, 7%...........................       01/14/98        $10,186,362
 Buy     Federal National Mortgage Association, 7%...........................       01/14/98          2,944,594
 Buy     Federal National Mortgage Association, 7%...........................       01/14/98         18,193,327
 Buy     Federal National Mortgage Association, TBA, 8.5%....................       01/14/98          3,135,938
 Buy     Government National Mortgage Association, TBA, 7%...................       01/22/98          4,609,988
 Buy     Government National Mortgage Association, TBA, 7.5%.................       01/22/98          9,113,639
 Buy     Government National Mortgage Association, TBA, 8.5%.................       01/22/98          3,153,750
                                                                                                    -----------
         Total...............................................................                       $51,337,598
                                                                                                    ===========

 Sell    Federal National Mortgage Association, 7%...........................       01/14/98        $ 2,962,739
 Sell    Federal National Mortgage Association, 7%...........................       01/14/98         10,254,759
 Sell    Federal National Mortgage Association, 7%...........................       01/14/98          4,020,625
 Sell    Federal National Mortgage Association, 6%...........................       01/14/98         12,630,118
 Sell    Government National Mortgage Association, TBA, 7% ..................       01/22/98          2,561,981
 Sell    Government National Mortgage Association, TBA, 8.5%.................       01/22/98          1,035,847
 Sell    Government National Mortgage Association, TBA, 7%...................       01/22/98         11,244,142
 Sell    Government National Mortgage Association, TBA, 8.5%.................       01/22/98          5,238,067
                                                                                                    -----------
         Total...............................................................                       $49,948,278
                                                                                                    ===========


NOTE 10.  Federal Income Taxes:

         For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 1997 which is available to offset future capital gains, if any.

                                                     Capital
                                                      Loss         Expiration
                                                   Carryforward       Date
                                                   ------------    -----------
       Emerging Opportunities                       $1,119,594     12/31/2005
                                                    ==========

       Short-Term Bond                              $   85,972     12/31/2002
                                                       148,584     12/31/2005
                                                    ----------
                                                    $  234,556
                                                    ==========

The International Equity elected to defer to its fiscal year ending December 31, 1998, $627,301 of losses recognized during the period November 1, 1997 to December 31, 1997.

Supplementary Data (Unaudited):  Proxy Voting Results

A special meeting of the fund's shareholders was held on April 23, 1997. The results of votes taken among shareholders on proposals are listed below.

Proposal 1

For the Emerging Opportunities Fund Only: To approve or disapprove certain advisory and subadvisory agreements to add Cowen Asset Management as a second subadvisor for the Emerging Opportunities Fund.

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................      11,951,639         86.23%
Against..............................       1,125,862          8.12%
Abstain..............................         782,684          5.65%
  TOTAL..............................      13,860,185        100.00%

Proposal 2

For all Funds: To approve or disapprove an arrangement, a new investment advisory agreement, and revised subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing subadvisory agreements without the approval of persons having voting rights.

International Equity Fund Shareholders:

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................      10,242,491         79.54%
Against..............................       2,024,726         15.72%
Abstain..............................         610,263          4.74%
  TOTAL..............................      12,877,480        100.00%

Emerging Opportunities Fund Shareholders:

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................      10,950,517         79.01%
Against..............................       2,259,349         16.30%
Abstain..............................         650,319          4.69%
  TOTAL..............................      13,860,185        100.00%

Core Equity Fund Shareholders:

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................      15,121,900         80.86%
Against..............................       2,685,083         14.36%
Abstain..............................         895,277          4.78%
  TOTAL..............................      18,702,260        100.00%

Long-Term Bond Fund Shareholders:

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................      13,700,793         80.72%
Against..............................       2,476,163         14.59%
Abstain..............................         795,855          4.69%
  TOTAL..............................      16,972,811        100.00%

Intermediate-Term Bond Fund Shareholders:

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................       7,284,262         80.30%
Against..............................       1,409,444         15.54%
Abstain..............................         377,829          4.16%
  TOTAL..............................       9,071,535        100.00%

Short-Term Bond Fund Shareholders:

                                              # of
                                         Shares Voted     % of Shares

Affirmative..........................       4,174,795         83.95%
Against..............................         569,127         11.45%
Abstain..............................         228,794          4.60%
  TOTAL..............................       4,972,716        100.00%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Directors of the
American Odyssey Funds, Inc.:


      We have audited the statements of assets and liabilities, including the portfolios of investments, of the American Odyssey Funds, Inc., comprising, respectively, the International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate Term Bond Fund, and Short-Term Bond Fund, (the "Funds"), as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 17, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the American Odyssey Funds, Inc. as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1998

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                           Eats Brunswick, NJ 08816
                                1-800-242-7884

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